                                                  As filed pursuant to Rule 497
                                               under the Securities Act of 1933
                                                    Registration No. 333-118218
                                                                      811-08369

[LOGO] Seasons
Triple Elite
A new way to
look at money/TM/
                                  PROSPECTUS
                               February 14, 2005

                  ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                       FS VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

The annuity contract has a variety of investment choices -- fixed investment options which offer interest rates guaranteed by First SunAmerica Life Insurance Company for different periods of time, and Variable Portfolios:

   SELECT PORTFOLIOS         FOCUSED PORTFOLIOS                       SEASONS STRATEGIES
    Large Cap Growth            Focus Growth                            Growth Strategy
  Large Cap Composite     Focus Growth and Income    (which invests in Stock Portfolio, Asset Allocation:
    Large Cap Value             Focus Value          Diversified Growth Portfolio and Multi-Managed Growth
     Mid Cap Growth            Focus TechNet                              Portfolio)
     Mid Cap Value                                                 Moderate Growth Strategy
       Small Cap              SEASONS MANAGED        (which invests in Stock Portfolio, Asset Allocation:
  International Equity     ALLOCATION PORTFOLIOS    Diversified Growth Portfolio and Multi-Managed Moderate
Diversified Fixed Income     Allocation Growth                         Growth Portfolio)
 Strategic Fixed Income  Allocation Moderate Growth                Balanced Growth Portfolio
    Cash Management         Allocation Moderate      (which invests in Stock Portfolio, Asset Allocation:
                            Allocation Balanced     Diversified Growth Portfolio and Multi-Managed Income/
                                                                       Equity Portfolio)
                                                                 Conservative Growth Strategy
                                                     (which invests in Stock Portfolio, Asset Allocation:
                                                        Diversified Growth Portfolio and Multi-Managed
                                                                       Income Portfolio)

              all of which invest in the underlying portfolios of
                             Seasons Series Trust
                             which is managed by:

          SELECT PORTFOLIOS               FOCUSED PORTFOLIOS               SEASONS STRATEGIES
     AIG Global Investment Corp.         AIG SunAmerica Asset     AIG SunAmerica Asset Management Corp.
AIG SunAmerica Asset Management Corp.      Management Corp.           Janus Capital Management LLC.
       Franklin Advisers, Inc.             American Century       Putnam Investment Management, L.L.C.
 Goldman Sachs Asset Management, L.P.   Investment Management,       T. Rowe Price Associates, Inc.
 Goldman Sachs Asset Management Int'l            Inc.              Wellington Management Company, LLP.
    Janus Capital Management LLC.             BAMCO, Inc.
        Lord Abbett & Co. LLC.          RCM Capital Management,        SEASONS MANAGED ALLOCATION
    T. Rowe Price Associates, Inc.                LLC                          PORTFOLIOS
Salomon Brothers Asset Management Inc.  Harris Associates L.P.     Ibbotson Investment Advisors, LLC.
 Wellington Management Company, LLP.    J.P. Morgan Investment
                                            Management Inc.
                                            Marsico Capital
                                           Management, LLC.
                                        Third Avenue Management
                                                 LLC.
                                         Thornburg Investment
                                           Management, Inc.

You can put your money into any one or all of the Variable Portfolios and/or fixed investment options.

Please read this prospectus carefully before investing and keep it for your future reference. It contains important information you should know about the Seasons Triple Elite Variable Annuity.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated February 14, 2005. The SAI has been filed with the Securities and Exchange Commission ("SEC") and can be considered part of this prospectus.

The table of contents of the SAI appears below in this prospectus. For a free copy of the SAI, call us at 800/99NY-SUN or write Our Annuity Service Center at, P.O. Box 54299, Los Angeles, California 90054-0299.

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

Annuities involve risk, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank. They are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Glossary..............................................................................   3
Highlights............................................................................   4
Fee Tables............................................................................   5
   Maximum Owner Transaction Expenses.................................................   5
   Transfer Fee.......................................................................   5
   Contract Maintenance Fee...........................................................   5
   Separate Account Annual Expenses...................................................   5
     Mortality and Expense Risk Fees..................................................   5
     Distribution Expense Fee.........................................................   5
     Optional Maximum Anniversary Value Death Benefit Fee.............................   5
   Additional Optional Feature Fees...................................................   5
     Optional Seasons Income Rewards Fee..............................................   5
     Optional Seasons Promise Fee.....................................................   5
   Portfolio Expenses.................................................................   5
Maximum and Minimum Expense Examples..................................................   6
The Seasons Triple Elite Variable Annuity.............................................   7
Purchasing a Seasons Triple Elite Variable Annuity....................................   8
   Allocation of Purchase Payments....................................................   8
   Accumulation Units.................................................................   9
   Free Look..........................................................................   9
   Exchange Offers....................................................................   9
Investment Options....................................................................   9
   Variable Portfolios................................................................  10
     Select and Focused Portfolios....................................................  10
     Seasons Managed Allocation Portfolios............................................  11
     Seasons Strategies...............................................................  12
     Seasons Strategy Rebalancing.....................................................  12
   Fixed Investment Options...........................................................  14
   Dollar Cost Averaging Fixed Accounts...............................................  14
   Transfers During the Accumulation Phase............................................  15
   Dollar Cost Averaging Program......................................................  16
   Automatic Asset Rebalancing Program................................................  17
   Return Plus Program................................................................  18
   Voting Rights......................................................................  18
   Substitution.......................................................................  18
Access to Your Money..................................................................  18
   Free Withdrawal Provision..........................................................  19
   Systematic Withdrawal Program......................................................  20
   Minimum Contract Value.............................................................  20
   Qualified Contract Owners..........................................................  20
Optional Living Benefits..............................................................  20
   Seasons Income Rewards Feature.....................................................  20
   Seasons Promise Feature............................................................  24
Death Benefit.........................................................................  26
   General Information About Death Benefits...........................................  26
   Extended Legacy Program and Beneficiary Continuation Options.......................  26
   Defined Terms......................................................................  27
   Death Benefit Options..............................................................  27
   Standard Death Benefit.............................................................  27
   Optional Maximum Anniversary Value Option..........................................  28
   Spousal Continuation...............................................................  28
Expenses..............................................................................  29
   Separate Account Charges...........................................................  29
   Withdrawal Charges.................................................................  29
   Investment Charges.................................................................  29
   Contract Maintenance Fee...........................................................  30
   Transfer Fee.......................................................................  30
   Optional Seasons Income Rewards Fee................................................  30
   Optional Seasons Promise Fee.......................................................  30
   Optional Maximum Anniversary Value Death Benefit Fee...............................  30
   Income Taxes.......................................................................  30
   Reduction or Elimination of Charges and Expenses, and Additional Amounts Credited..  31
Income Options........................................................................  31
   Annuity Date.......................................................................  31
   Income Options.....................................................................  31
   Allocation of Annuity Payments.....................................................  32
   Transfers During the Income Phase..................................................  33
   Deferment of Payments..............................................................  33
Taxes.................................................................................  33
   Annuity Contracts in General.......................................................  33
   Tax Treatment of Distributions--Non-Qualified Contracts............................  34
   Tax Treatment of Distributions--Qualified Contracts................................  34
   Minimum Distributions..............................................................  34
   Tax Treatment of Death Benefits....................................................  35
   Contracts Owned by a Trust or Corporation..........................................  35
   Gifts, Pledges and/or Assignments of a Contract....................................  35
   Diversification and Investor Control...............................................  36
Performance...........................................................................  36
Other Information.....................................................................  36
   First SunAmerica...................................................................  36
   The Separate Account...............................................................  37
   The General Account................................................................  37
   Payments in Connection with Distribution of the Contract...........................  37
   Administration.....................................................................  38
   Legal Proceedings..................................................................  38
Table of Contents of Statement of Additional Information..............................  39
Appendix A--Death Benefits Following Spousal Continuation............................. A-1
Appendix B--Seasons Income Rewards Examples........................................... B-1

GLOSSARY

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we define them in this glossary.

Accumulation Phase--The period during which you invest money in your contract.

Accumulation Units--A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s)--The person(s) on whose life (lives) we base annuity payments.

Annuity Date--The date on which annuity payments are to begin, as selected by you.

Annuity Units--A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies)--The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company--Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our" and "First SunAmerica Life" are also used to identify the Company.

Income Phase--The period during which we make annuity payments to you.

IRS--The Internal Revenue Service.

Latest Annuity Date--Your 95th birthday or 10th contract anniversary whichever is later.

Non-qualified (contract)--A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments--The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

Qualified (contract)--A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

Variable Portfolio(s)--Refers collectively to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the underlying funds of Seasons Series Trust.

HIGHLIGHTS
  ------------------------------------------------------------------------------

The Seasons Triple Elite Variable Annuity is a contract between you and First SunAmerica Life Insurance Company ( The "Company"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or pre-allocated Seasons Strategies ("Variable Portfolios") and fixed account options, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

Free Look: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). We will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. See PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY in the prospectus.

Expenses: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. These are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that Purchase Payment. See the FEE TABLE, PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY and EXPENSES in the prospectus.

Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income tax on earnings and untaxed contributions when you withdraw them. Payment received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See ACCESS TO YOUR MONEY and TAXES in the prospectus.

Death Benefits: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available. See DEATH BENEFITS in the prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different options, including an option for income that you cannot outlive. See INCOME OPTIONS in the prospectus.

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

Inquiries: If you have questions about your contract call your financial representative or contact our Annuity Service Center, P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

The Company offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges and expenses. When working with your financial representative to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help meet your long-term retirement savings goals.

Please read the prospectus carefully for more detailed information regarding the above, other features and benefits of the contract, as well as the risks of investing.

                                  FEE TABLES
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The following describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

MAXIMUM OWNER TRANSACTION EXPENSES

                                 MAXIMUM WITHDRAWAL CHARGES
                                 (as a percentage of each Purchase Payment)/1/..... 7%

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including underlying portfolio fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE/2/-- $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

         Mortality and Expense Risk Fees........................ 1.40%
         Distribution Expense Fee............................... 0.15%
         Optional Maximum Anniversary Value Death Benefit Fee/3/ 0.20%
                                                                 -----
         Total Separate Account Annual Expenses................. 1.75%

ADDITIONAL OPTIONAL FEATURE FEES
You may elect either the Seasons Income Rewards or Seasons Promise feature described below.

Optional Seasons Income Rewards Fee/4/
(calculated as a percentage of your Purchase Payments received in the first 90 days less withdrawals)

                                                            Annualized
          Contract Year                                      Charge//
          -------------                                     ----------
         0-7...............................................   0.65%
         8+................................................   0.45%

Optional Seasons Promise Fee/5/
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

                                                            Annualized
         Contract Year                                        Charge
         -------------                                      ----------
         0-5...............................................   0.65%
         6-10..............................................   0.45%
         11+...............................................    none

The next item shows the minimum and maximum total operating expenses charged by the underlying portfolios of the Trust before any waivers or reimbursements that you may pay periodically during the time you own the contract. More detail concerning the Trust's fees and expenses is contained in the prospectus for each of the Trust. Please read them carefully before investing.

PORTFOLIO EXPENSES

             Total Annual Trust Operating Expenses Minimum Maximum
             ------------------------------------- ------- -------
             (expenses that are deducted from
             underlying portfolios of the Trusts,
             including management fees, other
             expenses and 12b-1 fees if
             applicable)..........................  1.02%   2.27%

----------
Footnotes to the Fee Table:
/1/ Withdrawal Charge Schedule as a percentage of each Purchase Payment) declines over 3 years as follows:

                    Years                        1   2   3  4+
                                                7%  6%  5%  0%

/2/ The contract maintenance fee is waived if contract value is $50,000 or more. /3/Maximum Anniversary Value is an optional enhanced death benefit, and if elected, the fee is an annualized charge that is deducted daily from your contract value.
/4/The Seasons Income Rewards feature is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract at the end of the first quarter following election and quarterly thereafter.
/5/The Seasons Promise feature is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

                     MAXIMUM AND MINIMUM EXPENSE EXAMPLES
  ------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expense, fees for optional features and expenses for the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; that the maximum and minimum fees and expenses of the underlying portfolios of the Trust are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.75%, including the optional Maximum Anniversary Value death benefit and investment in an underlying portfolio with total expenses of 2.27%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Maximum Anniversary Value death benefit and Seasons Income Rewards feature (0.65% Years 0-7, 0.45% Years 8+) features:

                               1 Year 3 Years
                               ------ -------
                               $1,172 $1,921

(2) If you annuitize your contract at the end of the applicable time period:

                               1 Year 3 Years
                               ------ -------
                                $384  $1,166

(3) If you do not surrender your contract and you elect the optional Maximum Anniversary Value death benefit and Seasons Income Rewards feature (0.65% Years 0-7, 0.45% Years 8+) features:

                               1 Year 3 Years
                               ------ -------
                                $472  $1,421

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55% and investment in an underlying portfolio with total expenses of 1.02%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

                               1 Year 3 Years
                               ------ -------
                                $965  $1,313

(2) If you annuitize your contract at the end of the applicable time period:

                               1 Year 3 Years
                               ------ -------
                                $260   $799

(3) If you do not surrender your contract and do not elect any optional features:

                               1 Year 3 Years
                               ------ -------
                                $265   $813

                    Explanation of Fee Tables and Examples

1. The purpose of the Fee Tables is to show you the various expenses you will incur directly and indirectly by investing in the contract. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and waived for contract values over $50,000. Additional information on the portfolio company fees can be found in the Trust prospectus located behind this prospectus.
2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed.
3. Examples reflecting application of optional features and benefits use the highest fees and charges at which those features are being offered. If you elected the Seasons Promise feature, instead of the Seasons Income Rewards feature, your expenses would be lower than those shown in these tables. The fee for Seasons Income Rewards and Seasons Promise features are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus.
4. These Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 Condensed Financial Information is not yet available as sales of this product have only recently begun.

THE SEASONS TRIPLE ELITE VARIABLE ANNUITY
  ------------------------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

   . Tax Deferral: You do not pay taxes on your earnings from the annuity until you withdraw them.

   . Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

   . Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawn. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in variable investment portfolios which we call Variable Portfolios. The Variable Portfolios are similar to mutual funds, in that they have specific investment objectives and their performance varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also may offer several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by First SunAmerica. If available and you allocate money to the fixed account options, the amount of money that accumulates in your contract depends on the total interest credited to the particular fixed account option(s) in which you are invested.

For more information on Variable Portfolios and fixed account options available under this contract, see INVESTMENT OPTIONS below.

First SunAmerica issues the Seasons Triple Elite Variable Annuity. When you purchase a Seasons Triple Elite Variable Annuity, a contract exists between you and First SunAmerica. The Company is a stock life insurance company organized under the laws of the state of New York. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect, wholly owned subsidiary of American International Group, Inc., a Delaware corporation.

This annuity is designed for investors whose personal circumstances allow for a long-term investment time horizon, to assist in contributing to retirement savings. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be assessed a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 3 years. Because of the potential penalty, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS TRIPLE ELITE
VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes.

                                              Minimum
                                             Subsequent   Minimum Subsequent
                            Minimum Initial   Purchase    Purchase Payment--
                            Purchase Payment Payment--  Automatic Payment Plan
                            ---------------- ---------- ----------------------
  Qualified                     $ 2,000         $250             $100
  Non-qualified                 $10,000         $500             $100

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by First SunAmerica or its affiliates to the same owner to exceed these limits may also be subject to Company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. For any contracts subject to these dollar amount reservations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract. Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We will not issue a contract to anyone age 86 or older on the contract issue date and we will not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless they certify to us that the minimum distribution required by the federal tax code is being made.

We allow this contract to be jointly owned. We reserve the right to require that joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed accounts and/or Variable Portfolios according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. Purchase Payments are applied to your contract based upon the value of the variable investment option next determined after receipt of your money. See INVESTMENT OPTIONS below.

In order to issue your contract, we must receive your completed application and/or Purchase Payment allocation instructions and any other required paper work at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

   .  Send your money back to you; or

   . Ask your permission to keep your money until we get the information necessary to issue the contract.

Accumulation Units

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Variable Portfolios you select. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

An Accumulation Unit value is determined each day that the New York Stock Exchange ("NYSE") is open. We base the number of units you receive on the unit value of the variable investment option as of the date we receive your money, if we receive it before 1:00 p.m. Pacific Time (PT) and on the next day's unit value if we receive your money after 1:00 p.m. PT. We calculate an Accumulation Unit for each Variable Portfolio after the NYSE closes each day. We do this by:

    1. determining the total value of money invested in a particular Variable Portfolio;

    2. subtracting from that amount any asset-based charges and any other charges such as taxes we have deducted; and

    3. dividing this amount by the number of outstanding Accumulation Units.

   Example:

   We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to a Variable Portfolio. We determine that the value of an Accumulation Unit for the portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the portfolio.

Free Look

You may cancel your contract within ten days after receiving it (or within 60 days for replacement contracts). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

Generally we will refund to you the greater of (1) your Purchase Payments or
(2) the value of your contract on the day we receive your request.

Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management investment option during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management investment option during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

Exchange Offers

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits, also issued by the Company or one of its affiliates. Such an Exchange Offer will be made in accordance with the applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such Exchange Offer at the time the offer is made.

INVESTMENT OPTIONS
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The contract offers Variable Portfolios and, if available, fixed investment options. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the fixed investment options. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and fixed account options may lower the risk associated with investing only in a variable investment option.

Variable Portfolios

Each of the variable investment options of the contract invests in underlying portfolios of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages Seasons Series Trust. AIG SAAMCo has engaged sub-advisers to provide investment advice for certain of the underlying investment portfolios.

You should read the Prospectus for the Seasons Series Trust carefully before investing. The Trust Prospectus which is attached hereto contains detailed information about the underlying investment portfolios including investment objective, goals and risk factors.

    Select and Focused Portfolios

The contract offers ten Select Portfolios, each with a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an underlying investment portfolio of the Seasons Series Trust. Except for the Cash Management portfolio, each underlying portfolio is multi-managed by a team of three money managers. One component of the underlying investment portfolios is an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed. However, the Diversified Fixed Income and Strategic Fixed Income Portfolios do not have an unmanaged component but three components which are actively managed. The unmanaged component of each underlying investment portfolio is intended to balance some of the risks associated with an actively traded portfolio.

The contract also offers Focused Portfolios. Each multi-managed Focused Portfolio offers you at least three different professional managers and each of which advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

Each underlying investment portfolio and the respective managers are:

                               SELECT PORTFOLIOS

 Large Cap Growth        Mid Cap Growth             International Equity
 AIG Global Investment   AIGGIC                     AIGGIC
 Corp. ("AIGGIC")        T. Rowe Price              Goldman Sachs Asset
 Goldman Sachs Asset     Wellington Management      Management Int'l
 Management L.P.                                    Lord Abbett
 ("GSAM")                Mid Cap Value
 Janus Capital           AIGGIC                     Strategic Fixed Income
 Management LLC          GSAM                       AIGGIC
 ("Janus")               Lord, Abbett & Co. LLC     Franklin Advisers, Inc.
                         ("Lord Abbett")            Salomon
 Large Cap Composite
 AIGGIC                  Small Cap                  Diversified Fixed Income
 AIG SAAMCo              AIGGIC                     AIGGIC
 T. Rowe Price           AIG SAAMCo                 AIG SAAMCo
 Associates, Inc.        Salomon Brothers Asset     Wellington Management
 ("T. Rowe Price")       Management, Inc.
                         ("Salomon")                Cash Management
 Large Cap Value                                    Banc of America Capital
 AIGGIC                                             Management LLC
 T. Rowe Price
 Wellington Management
 Company, LLP
 ("Wellington
 Management")

                              FOCUSED PORTFOLIOS

Focus Growth                 Focus Growth & Income  Focus Value                 Focus TechNet
Janus Capital Management LLC Harris Associates L.P. Third Avenue Management     AIG SAAMCo
Marsico Capital Management,  ("Harris")             LLC                         BAMCO, Inc.
LLC. ("Marsico")             Thornburg Investment   J.P. Morgan Investment      RCM Capital Management, LLC
Credit Suisse Asset          Management, Inc.       Management Inc.
Management, Inc.             Marsico                ("J.P. Morgan")
                                                    American Century Investment
                                                    Management Inc. ("American
                                                    Century")

Each Select and Focused Portfolio is designed to meet a distinct investment objective facilitated by the management philosophy of three different money managers (except for the Cash Management portfolio). Generally, the Purchase

Payments received for allocation to each Select or Focused Portfolio will be allocated equally among the three managers for that Select and Focused Portfolio. Each quarter AIG SAAMCo will evaluate the asset allocation between the three managers of each Select or Focused Portfolio. If AIG SAAMCo determines that the assets have become significantly unequal in allocation among the managers, then the incoming cash flows may be redirected in an attempt to stabilize the allocations. Generally, existing Select and Focused Portfolio assets will not be rebalanced. However, we reserve the right to do so in the event that it is deemed necessary and not adverse to the interests of contract owners invested in the Select and Focused Portfolios.

Seasons Managed Allocation Portfolios

The contract also offers four Seasons Managed Allocation Portfolios each with a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds" which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisers, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.

Each Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios listed above. The four Seasons Managed Allocation Portfolios are:

         --------------------------------------------------------------
           Seasons Managed
             Allocation
             Portfolios            Objective       Investment Strategy
         --------------------------------------------------------------
         --------------------------------------------------------------
         Allocation Growth    Long-term capital    Invest primarily in
           Portfolio          appreciation         equity-based
                                                   portfolios.
                                                   Designed to provide
                                                   higher growth
                                                   potential, while
                                                   maintaining risk at
                                                   a reasonable level.
         --------------------------------------------------------------
         --------------------------------------------------------------
         Allocation Moderate  Long-term capital    Focuses on equity
           Growth Portfolio   appreciation         investing to help
                                                   maximize growth
                                                   potential, but also
                                                   invests a portion
                                                   of its assets in
                                                   the bond market for
                                                   income.
         --------------------------------------------------------------
         --------------------------------------------------------------
         Allocation Moderate  Long-term capital    Combines equity
           Portfolio          appreciation and     investing with
                              moderate current     increased exposure
                              income.              to fixed income
                                                   investing. Designed
                                                   for investors who
                                                   want growth, but
                                                   who are also
                                                   seeking a moderate
                                                   level of income.
         --------------------------------------------------------------
         --------------------------------------------------------------
         Allocation Balanced  Long-term capital    Offers the greatest
           Portfolio          appreciation and     exposure to fixed
                              income               income. Designed
                                                   for investors who
                                                   need greater
                                                   balance of growth
                                                   potential and
                                                   current income.
         --------------------------------------------------------------

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.

Seasons Strategies

The contract offers four Seasons Strategies, each with a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account and invests in three underlying funds of Seasons Series Trust. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The Seasons Strategies differ from other Variable Portfolios because they each invest in more than one underlying fund of Seasons Series Trust. The allocation of money among these underlying funds varies depending on the objective of the Seasons Strategy.

The underlying funds of Seasons Series Trust in which the Seasons Strategies invest include the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio and the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (the "Multi-Managed Portfolios").

The Asset Allocation: Diversified Growth Portfolio is managed by Putnam. The Stock Portfolio is managed by T. Rowe Price. All of the Multi-Managed Portfolios include the same three basic investment components: a growth component managed by Janus, a balanced component managed by AIG SAAMCo and a fixed income component managed by Wellington, LLP. The Growth Seasons Strategy and the Moderate Growth Seasons Strategy also have an aggressive growth component which AIG SAAMCo manages. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective.

Each Seasons Strategy uses an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific underlying funds of the Seasons Series Trust. In turn, the underlying funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the underlying funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of underlying funds comprising each Seasons Strategy does not change for the life of the contract.

    Seasons Strategy Rebalancing

Each Seasons Strategy is designed to meet its investment objective by allocating a portion of your money to three different investment portfolios. At the beginning of each quarter a rebalancing occurs among the underlying funds to realign each Seasons Strategy with its distinct percentage investment in the three underlying funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

   .  the asset allocation mix for each Seasons Strategy; and

   . the percentage allocation of each underlying fund in which the Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various investment portfolios according to the percentages set forth on the prior pages. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of underlying investment portfolios with higher returns into underlying investment portfolios with relatively lower returns.

          Growth Strategy                  Moderate Growth Strategy

     Goal:  Long-term growth of            Goal:  Growth of capital
  capital, allocating its assets        through investments in
  primarily to stocks. This             equities, with a secondary
  Seasons Strategy may be best          objective of conservation of
  suited for those with longer          principal by allocating more of
  periods to invest.                    its assets to bonds than the
                                        Growth Strategy. This Seasons
                                        Strategy may be best suited for
   LOGO                                 those nearing retirement years
                                        but still earning income.


                                            [CHART]
                                        Target Asset Allocation:

                                        Stocks 70%    Bonds 25%    Cash
                                        5%

                                        Stock Portfolio (T. Rowe Price)
                                                                   20%
                                        Asset Allocation: Diversified
                                        Growth Portfolio (Putnam)    25%
                                        Multi-Managed Moderate Growth
                                        Portfolio                    55%
                                        Growth component (Janus)
                                                              15.4%
                                        Aggressive Growth component
                                        (AIG SAAMCo)               9.9%
                                        Balanced component (AIG SAAMCo)
                                                               9.9%
                                        Fixed Income component
                                        (Wellington)
                                        19.8%


     Balanced Growth Strategy            Conservative Growth Strategy

     Goal:  Focuses on                     Goal:  Capital preservation
  conservation of principal by          while maintaining some
  investing in a more balanced          potential for growth over the
  weighting of stocks and bonds,        long term. This Seasons
  with a secondary objective of         Strategy may be best suited for
  seeking a high total return.          those with lower investment
  This Seasons Strategy may be          risk tolerance.
  best suited for those
  approaching retirement and with
  less tolerance for investment             [CHART]
  risk.
                                        Target Asset Allocation:

      [CHART]                           Stocks 42%    Bonds 53%    Cash
                                        5%
  Target Asset Allocation:
                                        Stock Portfolio (T. Rowe Price)
  Stocks 55%    Bonds 40%    Cash                                 15%
  5%                                    Asset Allocation: Diversified
                                        Growth Portfolio (Putnam)   25%
  Stock Portfolio (T. Rowe Price)       Multi-Managed Income Portfolio
                            20%                                   60%
  Asset Allocation: Diversified         Growth component (Janus)
  Growth Portfolio (Putnam)   25%                             4.8%
  Multi-Managed Income/Equity           Balanced component (AIG SAAMCo)
  Portfolio                                                  10.2%
  55%                                   Fixed Income component
  Growth component (Janus)              (Wellington)
                        9.9%            45%
  Balanced component (AIG SAAMCo)
                       15.4%
  Fixed Income component
  (Wellington)
  29.7%

Fixed Investment Options

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in our sole discretion and we reserve the right to change the FAGPs that we make available at any time, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of any FAGPs currently offered.

There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. The applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

   . Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

   . Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

   . Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact us within 30 days after the end of the current interest guarantee period and instruct us as to where you would like the money invested. We do not contact you. If we do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

If available, you may systematically transfer interest earned in available FAGPs into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative regarding the current availability of this service.

All FAGPs may not be available. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract.

Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in Dollar Cost Averaging Fixed Accounts ("DCAFA"), if available. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios ("target account(s)") according to your current allocation instructions on file. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in our sole discretion and we reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

Transfers During the Accumulation Phase

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to in the Forms Booklet included in your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received in good order by us if the request is processed before the close of the New York Stock Exchange ("NYSE"), usually at 1:00 p.m. Pacific Time. If the transfer request is processed after the NYSE closes, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

  Transfer Policies

This product is not designed for contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading"). Such Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an underlying fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the underlying fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries. We have adopted administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 ($10 in Pennsylvania and Texas) for each transfer exceeding this limit. Transfers resulting from your participation in the Asset Rebalancing program are not counted towards the number of free transfers per contract year. Transfers resulting from your participation in the DCA and asset rebalancing programs do not count towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request. For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork prior to the execution of the transfer. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement. We try to ensure that the U.S. Mail Policy is uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

In connection with our efforts to deter Short-Term Trading, we may become aware of trading activity that appears detrimental to the Variable Portfolios. If we determine that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect what we consider to be Short-Term Trading, we may require you to adhere to our U.S. Mail policy described above prior to reaching the specified number of transfers within the defined period for a period that we determine. To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the U.S. Mail Policy, we also reserve the right to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods, pass through to you redemption fees imposed by the underlying funds and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a financial representative acting for you and not to accept preauthorized transfer forms. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

Some of the factors we may consider when determining whether to accelerate the U.S. Mail policy, reject or impose other conditions on transfer privileges include:

   (1)the number of transfers made in a defined period;

   (2)the dollar amount of the transfer;

   (3)the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

   (4)the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

   (5)whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

   (6)other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there may be limitations on the effectiveness of these procedures. Our ability to detect and deter Short-Term Trading may be limited by operational systems and technological limitations. Despite our efforts, we cannot guarantee that we will detect all Short-Term Trading. To the extent that we are unable to detect and deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the underlying fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed above, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted. We do not enter into agreements with contract owners whereby we permit Short-Term Trading in exchange for other investments in our products.

As stated above, we try to ensure that the Short-Term Trading restrictions and policies apply uniformly and consistently to all contract owners with the exception of transfers that occur through omnibus group contracts . The Short-Term Trading policies and procedures, which include the U.S. Mail policy are not applied to such contracts. Omnibus group contracts may invest in the same underlying funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

We reserve the right to modify the policies and procedures described in this section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to another Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. There is no fee for participating in the DCA program.

We may offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period. You cannot change the option once selected. The minimum Purchase Payment that you must invest for the 6-month DCAFA is $600 and $1,200 for the 12-month DCAFA, if such accounts are available. Purchase Payments less than these minimum amounts will automatically be allocated to the target account(s) according to your instructions to us or your current allocation on file.

You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Transfers resulting from a termination of this program do not count towards your 15 free transfers per contract year.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

   Example:

   Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Mid-Cap Value Portfolio over six quarters. You set up Dollar Cost Averaging and purchase Accumulation Units at the following values:

                    Month Accumulation Unit Units Purchased
                    ----- ----------------- ---------------
                      1        $ 7.50             100
                      2        $ 5.00             150
                      3        $10.00              75
                      4        $ 7.50             100
                      5        $ 5.00             150
                      6        $ 7.50             100

   You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Automatic Asset Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semi-annual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year. There is no charge for participating in the Automatic Asset Rebalancing program.

We reserve the right to modify, suspend or terminate this program at any time.

Return Plus Program

The Return Plus Program, available if we are offering multi-year FAGPs, allows you to invest in one or more of the Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options (other than the DCA fixed accounts) and the Variable Portfolios you select. You decide how much you want to invest and approximately when you want a return of principal, based on available FAGP that you select. We calculate how much of your Purchase Payment to allocate to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program. There is no fee for participating in this program.

   Example:

   Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 3 years. If the 3-year fixed investment option is offering a 3% interest rate, we will allocate $91,514 to the 3-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $8,486 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

Voting Rights

The Company is the legal owner of the Seasons Series Trust shares. However, when an underlying portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

Substitution

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and or re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reason such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

ACCESS TO YOUR MONEY
  ------------------------------------------------------------------------------

You can access money in your contract in two ways:

   .  by making a partial or total withdrawal, and/or;

   . by receiving income payments during the Income Phase. See INCOME OPTIONS below.

Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, we also deduct any applicable premium taxes and a contract maintenance fee. See EXPENSES below. We calculate charges due on a total withdrawal on the day after we receive your request and other required paper work. We return your contract value less any applicable fees and charges.

The minimum partial withdrawal amount is $1,000. We require that the total account balance left in any Variable Portfolios or fixed account be at least $500 after the withdrawal. You must send a written withdrawal request to our Annuity Service Center. Unless you provide us with different instructions, partial withdrawals will be made in equal amounts from each Variable Portfolios and the fixed investment option in which your contract is invested.

Free Withdrawal Provision

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract any previous free withdrawals would be subject to a surrender charge, if any is applicable at the time of the full surrender.

Purchase Payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the third year will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. See EXPENSES below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

   . Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

   . Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charge or (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no election of any optional features and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 3 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:

A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C=Assume the withdrawal charge percentage applicable to the age of each Purchase Payment (6%) [B x C=$6,000]
D=Your full surrender value ($84,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% federal penalty tax. See TAXES below.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

Systematic Withdrawal Program

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge may apply.

The program is not available to everyone. To check whether this program is available to you and to request the necessary enrollment forms, please contact our Annuity Service Center.

We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is $500 or less; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you, less any applicable charges.

Qualified Contract Owners

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. See TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
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You may elect one of the Optional Living Benefits described below. These features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. Please see the descriptions below for detailed information.

SEASONS INCOME REWARDS FEATURE

What is Seasons Income Rewards?
Seasons Income Rewards is an optional feature. If you elect this feature, you will be charged an annualized fee. You are guaranteed to receive withdrawals, over a minimum number of years, that in total equals at least the Purchase Payment made in the first 90 days adjusted for withdrawals during that period, even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance.

How can I elect the feature?
You may elect the feature only at the time of contract issue and must choose either Option 1 or Option 2. The date you elect the feature (which is also the contract issue date) is your Benefit Effective Date. The earliest you may begin taking withdrawals under the benefit after a specified waiting period is the Benefit Availability Date. You cannot elect the feature if you are age 81 or older on the Benefit Effective Date or if the Benefit Availability Date is on or after the Latest Annuity Date. Generally, once you elect the feature, it cannot be cancelled. Seasons Income Rewards has rules and restrictions that are discussed more fully below. Seasons Income Rewards cannot be elected if you elect Seasons Promise feature. Seasons Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the benefit calculated?
There are several components that comprise the integral aspects of this benefit. In order to determine the benefit's value at any point in time, we calculate each of the components as described below. We calculate Eligible Purchase Payments, Withdrawal Benefit Base, Step-Up Amount and Stepped-Up Benefit Base.

First, we determine the Eligible Purchase Payments according to the table below.

          Time Elapsed Since
        Benefit Effective Date   Percentage of Eligible Purchase Payments
       ------------------------------------------------------------------
       0-90 Days                 100%
       ------------------------------------------------------------------
       91 Days +                 0%

Second, we determine the Withdrawal Benefit Base ("WBB"). The WBB is used to calculate the amount of total guaranteed withdrawals and the annual maximum withdrawal amount available under the benefit. On the Benefit Availability Date, the WBB equals the sum of all Eligible Purchase Payments, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Third, we determine a Step-Up Amount, if any, which is calculated as a specified percentage of the WBB on the Benefit Availability Date. You will not receive a Step-Up Amount if you make any withdrawal prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as the death benefit, contract values or annuitization value.

Fourth, we determine the Stepped-up Benefit Base ("SBB") which is the total amount available for withdrawal under the benefit and is used to calculate the minimum time period over which you may take withdrawals under the benefit. The SBB equals the WBB plus the Step-Up Amount.

Fifth, we determine the Maximum Annual Withdrawal Amount ("MAWA") which is a stated percentage of the WBB.

Finally, we determine the Minimum Withdrawal Period ("MWP") which is the minimum period at any point in time over which you may take withdrawals under the benefit. The MWP is calculated by dividing the SBB by the MAWA.

The table below is a summary of the two Seasons Income Rewards options we are offering as applicable on the Benefit Availability Date:

                                                                      MWP* (if
                                                                        MAWA
                                                                       taken
                                                   Step-Up    MAWA      each
                 Benefit Availability Date         Amount* Percentage  year)
 -----------------------------------------------------------------------------
 Option 1 3 years following Benefit Effective Date 10% of    10% of
                                                    WBB       WBB     11 years
 -----------------------------------------------------------------------------
 Option 2 5 years following Benefit Effective Date 20% of    10% of
                                                    WBB       WBB     12 years

       * You will not receive a Step-Up Amount if you take a withdrawal prior to the Benefit Availability Date. The MWP will be 10 years if you do not receive a Step-Up Amount.

What is the fee for Seasons Income Rewards?
The annualized Seasons Income Rewards fee will be assessed against the WBB and deducted quarterly from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract value falls to zero before the benefit has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                 Time Elapsed Since
               the Benefit Effective
                        Date                 Annualized Fee
              ---------------------------------------------------
              0-7 years                 0.65% of WBB
              ---------------------------------------------------
              8+ years                  0.45% of WBB

What is the effect of withdrawals on Seasons Income Rewards?
The benefit amount, MAWA and MWP may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the MAWA generally reduce the benefit by the amount of the withdrawal. Withdrawals in excess of the MAWA may reduce the benefit based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the MAWA will result in a greater reduction of the benefit. We further explain the impact of withdrawals and the effect on each component of Seasons Income Rewards through the calculations below:

   Contract Value: Any withdrawal reduces the contract value by the amount of the withdrawal.

   WBB: Withdrawals prior to the Benefit Availability Date reduce the WBB in the same proportion that the contract value was reduced at the time of the withdrawal and eliminate any Step-Up Amount.

   Withdrawals after the Benefit Availability Date will not reduce the WBB until the sum of withdrawals exceeds the Step-Up Amount. Thereafter, any withdrawal or portion thereof that exceeds the Step-Up Amount will reduce the WBB as follows: If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the MAWA, the WBB will be reduced by the amount of the withdrawal. If the withdrawal causes total withdrawals in the Benefit Year to exceed the MAWA, the WBB is reduced to the lesser of (a) or (b), where:

       a. is the WBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the WBB immediately prior to the withdrawal minus the portion of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

   SBB: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount, the SBB will be equal to the WBB if you take withdrawals prior to the Benefit Availability Date.

   After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the MAWA will reduce the SBB by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the MAWA (in that Benefit Year) reduces the SBB to the lesser of (a) or (b), where:

       a. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal, or;

       b. is the SBB immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals in that Benefit Year equal to the current MAWA, and further reduced proportionately by the same amount by which the contract value is reduced by the remaining portion of the withdrawal.

   MAWA: If the sum of withdrawals in a Benefit Year does not exceed the MAWA for that Benefit Year, the MAWA does not change for the next Benefit Year.

   If total withdrawals in a Benefit Year exceed the MAWA, the MAWA will be recalculated at the start of the next Benefit Year. The new MAWA will equal the SBB on that Benefit Year anniversary divided by the MWP on that Benefit Year Anniversary. The new MAWA may be lower than your previous MAWAs.

   MWP: After each withdrawal a new MWP is calculated. If total withdrawals in a Benefit Year are less than or equal to MAWA the new MWP equals the SBB after the withdrawal divided by the current MAWA.

   During any Benefit Year in which the sum of withdrawals exceeds the MAWA, the new MWP equals the MWP calculated at the end of the prior Benefit Year reduced by one year.

APPENDIX B provides examples of the effects of withdrawals on the Seasons Income Rewards feature.

What happens if my contract value is reduced to zero?
If the contract value is zero but the SBB is greater than zero, a benefit remains payable under Seasons Income Rewards feature. While a benefit is payable under Seasons Income Rewards until the SBB is reduced to zero, the contract is terminated when the contract value equals zero. At such time, except for Seasons Income Rewards, all benefits of the contract are terminated. In that event, you may not make subsequent Purchase Payments.

Therefore, under adverse market conditions, withdrawals under the benefit may reduce the contract value to zero, thereby eliminating any death benefit or future income payments.

To receive your remaining Seasons Income Rewards benefit, you may select one of the following options:

   a. lump sum distribution of the present value of the total remaining guaranteed withdrawals; or

   b. the current MAWA, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the SBB equals zero; or

   c. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining benefit will be paid as the current MAWA on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?
A spousal beneficiary of the original owner may elect to continue or cancel Seasons Income Rewards and its accompanying fee. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change as a result of a spousal continuation. A Continuation Contribution is not considered an Eligible Purchase Payment for purposes of determining the benefit. See SPOUSAL CONTINUATION below.

Can my non-spousal beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?
If the SBB is greater than zero when the original owner dies, a non-spousal beneficiary may elect to continue receiving any remaining withdrawals under the benefit. The Benefit Effective Date, Benefit Availability Date, WBB, SBB and any other corresponding component of the feature will not change. If a contract value remains, the fee for the benefit will continue to be assessed. Electing to receive the remaining withdrawals will terminate any death benefit payable to the non-spousal beneficiary.

Can Seasons Income Rewards be canceled?
Once you elect the feature, you may not cancel it, however, the feature automatically terminates upon the occurrence of one of the following:

   1. SBB is equal to zero; or

   2. Annuitization of the contract; or

   3. Full Surrender of the contract; or

   4. Death benefit is paid; or

   5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of MAWA in any Benefit Year reduce the SBB by 50% or more.

Important Information
The Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract and it does not guarantee any investment gains. This feature also does not guarantee lifetime income payments. If you plan to make subsequent Purchase Payments over the life of your contract, which are not considered Eligible Purchase Payments under the feature, Seasons Income Rewards does not guarantee a withdrawal of those subsequent Purchase Payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the benefit are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code ("IRC") from this contract prior to the Benefit Availability Date, you should know that withdrawals may negatively impact the value of Seasons Income Rewards. You will not receive a Step-Up Amount if you take withdrawal, before the Benefit Availability Date. See What is the Effect of Withdrawal Seasons Income Rewards? above. Any withdrawals taken under this benefit or under the contract, may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances.

We reserve the right to limit the maximum WBB to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect Seasons Income Rewards. We reserve the right to modify, suspend or terminate Seasons Income Rewards (in its entirety or any component) at any time for prospectively issued contracts.

SEASONS PROMISE FEATURE

What is Seasons Promise?
Seasons Promise is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). Seasons Promise may offer protection in the event that your contract value declines due to unfavorable investment performance in your contract.

If you elect Seasons Promise, at the end of the applicable waiting period we will evaluate your contract to determine if a Seasons Promise benefit is payable to you. The applicable waiting period is ten full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Seasons Promise benefit payable to you.

How can I elect the feature?
You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature on your contract application. The effective date for this feature will be your contract issue date. Seasons Promise is not available if you elect Seasons Income Rewards feature. See SEASONS INCOME REWARDS above.

Seasons Promise feature may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?
Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, Seasons Promise will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

How is the benefit calculated?
Seasons Promise is a one-time adjustment to your contract value in the event that your contract value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                  Percentage of Purchase Payments included in the
Time Elapsed Since Effective Date       Seasons Promise Benefit Calculation
---------------------------------------------------------------------------------
0-90 days                         100%
---------------------------------------------------------------------------------
91+ days                          0%
---------------------------------------------------------------------------------

Seasons Promise benefit calculation is equal to your Seasons Promise Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Seasons Promise Base is equal to (a) minus (b) where:

      (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

      (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

We will allocate any benefit amount contributed to the contract value on the benefit date to the Cash Management portfolio. Any Seasons Promise benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, if any, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

What is the fee for Seasons Promise?
Seasons Promise is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your contract value invested in the Variable Portfolios on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

                   Contract Year             Annualized Fee*
             -----------------------------------------------------
             0-5                        0.65%
             -----------------------------------------------------
             6-10                       0.45%
             -----------------------------------------------------
             11+                        None
             -----------------------------------------------------
----------
* As a percentage of your contract value minus Purchase Payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

What Happens to Seasons Promise upon a Spousal Continuation?
If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Important Information
The Seasons Promise feature may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that the Seasons Promise would not protect the majority of those payments.

Since the Seasons Promise feature may not guarantee a return of all Purchase Payments at the end of the waiting period, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Seasons Promise benefit. For example, if near the end of the waiting period your Seasons Promise Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Seasons Promise Base on your benefit date, you will not receive any benefit even though you have paid for the Seasons Promise feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial representative as such activity may reduce the value of this Seasons Promise benefit.

We reserve the right to modify, suspend or terminate the Seasons Promise feature (in its entirety or any component) at any time for prospectively issued contracts.

DEATH BENEFIT
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General Information About Death Benefits

If you die during the Accumulation Phase of your contract, we pay a death benefit to your beneficiary. The death benefit options are discussed in detail below. If you die during the Income Phase, your Beneficiary will receive any remaining guaranteed income payments in accordance with the income option you choose. See INCOME OPTIONS below.

You designate the Beneficiary to receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract, rather than receive a death benefit. See SPOUSAL CONTINUATION below.

If the Annuitant dies before annuity payments begin, you can name a new Annuitant. If no Annuitant is named within 30 days, you will become the Annuitant. However, if the owner is a non-natural person (for example, a trust), then the death of the Annuitant will be treated as the death of the owner, no new Annuitant may be named and the death benefit will be paid.

The death benefit will be calculated and paid out when we receive all required paperwork and satisfactory proof of death. We consider satisfactory proof of death one of the following: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased original owner, he or she can elect to continue the Contract. See SPOUSAL CONTINUATION below.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit may be paid immediately in the form of a lump sum payment or paid under one of the available Income Options. Please see INCOME OPTIONS below. A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

Extended Legacy Program and Beneficiary Continuation Options

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. Under this program, a Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract as detailed in the Death Claim Form. Please see your financial representative for additional information.

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the five-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

For information regarding how these payments are treated for tax purposes, consult your tax advisor regarding tax implications and your particular circumstances.

Defined Terms

The term "Net Purchase Payment" is used frequently in explaining the death benefit options. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (including fees and charges applicable to the withdrawal) by the contract value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculation.

If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and fees and charges applicable to those withdrawals.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and an optional enhanced death benefit--the Maximum Anniversary Value option, which you may elect for an additional fee. If you choose the Maximum Anniversary Value option, you must do so at the time of contract application and the election cannot be terminated.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

   1. Contract value; or

   2. Net Purchase Payments received prior to your 86th birthday.

If the contract is issued when you are age 83-85, the standard death benefit is the greater of:

   1. Contract value; or

   2. The lesser of:

      a. Net Purchase Payments received prior to your 86th birthday; or

      b. 125% of contract value.

OPTIONAL MAXIMUM ANNIVERSARY VALUE OPTION

You may elect the Maximum Anniversary Value option described below which can provide greater protection for your beneficiaries. You must elect the Maximum Anniversary Value option at the time of contract issuance and once elected it cannot be terminated by you. The Maximum Anniversary Value option is not available if you are age 83 or older at the time of contract issuance. The fee for the Maximum Anniversary Value option is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

Maximum Anniversary Value Option

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

   1. Contract value; or

   2. Net Purchase Payments received prior to your 86th birthday

   3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary value equals the contract value on a contract anniversary increased by Purchase Payments recorded after that anniversary but received prior to your 86th birthday; and adjusted for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

The Optional Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. However, if you had elected the Standard Death Benefit option and you die on or after your 90th birthday, your beneficiaries would receive the greater of contract value or Net Purchase Payments capped at 125% of contract value. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your Spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). The contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. The Continuing Spouse can only elect to continue the contract upon the death of the original owner of the contract. To the extent the Continuing Spouse invests in the Variable Portfolios they will be subject to investment risk as was the original owner.

Upon continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for any other calculation except as noted in Appendix A.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of the Maximum Anniversary Value option and the available death benefit will be the Standard Death Benefit. We will terminate the Maximum Anniversary Value option if the Continuing Spouse is age 83 or older on the Continuation Date; and the available death benefit will be the Standard Death Benefit if the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be the contract value. If the Maximum Anniversary Value option was elected by the original owner and the Continuing Spouse lives to age 90 or older, the death benefit will also be contract value. See Appendix A for further explanation of the death benefit calculations following a Spousal Continuation.

We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time for prospectively issued contracts.

EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts separate account charges in the amount of 1.55%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

Withdrawal Charges

During the Accumulation Phase you may make withdrawals from your contract. However, a withdrawal charge may apply. We apply a withdrawal charge upon an early withdrawal against each Purchase Payment you put into the contract. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The contract does provide a free withdrawal amount every year. See ACCESS TO YOUR MONEY above. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:

                               Withdrawal Charge

                             Year                           1   2   3   4+
    ------------------------------------------------------  --  --  --  --
    Withdrawal Charge                                       7%  6%  5%  0%

After a Purchase Payment has been in the contract for three complete years, the withdrawal charge no longer applies to that Purchase Payment. When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract from each of your investment options on a pro-rata basis. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn. We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We do not currently assess a withdrawal charge upon election to receive income payments from your contract. Withdrawals made prior to age 59 1/2 may result in tax penalties. See TAXES below.

Investment Charges

Investment Management Fees
Charges are deducted from the assets of the investment portfolios underlying the Variable Portfolios for the advisory and other expenses of the portfolios. See FEE TABLES above.

Service Fees
Portfolio shares are all subject to fees imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. This service fee of 0.25%, which is also known as a 12b-1 fee is used generally to pay financial intermediaries for services provided over the life of the contract. See FEE TABLES above.

For more detailed information on these Investment Charges, refer to the prospectus for the Seasons Series Trust, attached.

Contract Maintenance Fee

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This fee compensates us for the cost of contract administration. However, if your contract value is $50,000 or more on your contract anniversary date, the fee is waived. This waiver is subject to change without notice. We will deduct the $30 contract maintenance fee on a pro-rata basis from your contract value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

Transfer Fee

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. See INVESTMENT OPTIONS above.

Optional Seasons Income Rewards Fee

The annualized Seasons Income Rewards fee is calculated as a percentage of your Withdrawal Benefit Base. The fee will be assessed and deducted periodically from your contract value, starting on the first quarter following the Benefit Effective Date and ending upon the termination of the benefit. If your contract falls to zero before the benefit has been terminated, the fee will no longer be assessed.

                       Time Elapsed Since
                     Benefit Effective Date Annualized Fee
                     ---------------------- --------------
                           0-7 years             0.65%
                            8+ years             0.45%

Optional Seasons Promise Fee

The fee for the optional Seasons Promise feature is calculated as a percentage of your contract value minus purchase payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

                        Contract Year Annualized Charge
                        ------------- -----------------

                              0-5           0.65%

                              6-10          0.45%

                              11+           None

Optional Maximum Anniversary Value Death Benefit Fee

We charge 0.20% for the optional Maximum Anniversary Value death benefit. We deduct this charge daily from the average daily ending value of the assets you have allocated to the Variable Portfolios.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

INCOME OPTIONS
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Annuity Date

During the Income Phase, the money in your Contract is used to make regular income payments to you. You may switch to the Income Phase any time after your first contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your Income Option. Except as discussed under Option 5, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender. Other pay out options may be available. Contact our Annuity Service Center for more information.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (latest
Annuity Date.) Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, certain Qualified contracts require you to take minimum distributions after you reach age 70 1/2. See TAXES below.

Income Options

Currently, this Contract offers five Income Options. Other income options may be available. Please check with the Annuity Service Center for details. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments selected for joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and then designate a new Annuitant.

Option 1 - Life Income Annuity

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

Option 2 - Joint and Survivor Life Annuity

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

Option 3 - Joint and 100% Survivor Life Annuity with 10 or 20 Year Period
Certain

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years. If the Annuitant and the Survivor die before all of the payments have been made, the remaining payments are made to the Beneficiary under your contract.

Option 4 - Life Annuity with 10 or 20 Year Period Certain

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

Option 5 - Income for a Specified Period

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value (in full or in part) after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments. The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments direct deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in annuity payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

Allocation of Annuity Payments

You can choose income payments that are fixed, variable or both. If payments are fixed, First SunAmerica guarantees the amounts of each payment. If the payments are variable, the amounts are not guaranteed. They will go up and/or down based upon the performance of the Variable Portfolios in which you invest.

Fixed or Variable Income Payments

If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If you elect a fixed payment, your income payments will be fixed in amount. If you are invested in both fixed and variable options at the time you begin the Income Phase, a portion of your income payments will be fixed and a portion will be variable.

Income Payments

Your income payments will vary if you are invested in the Variable Portfolios after the Annuity date depending on four factors:

   . for life options, your age when payments begin, and in most states, if a Non-qualified contract, your gender; and

   .  the value of your contract in the Variable Portfolios on the Annuity Date,

   . the 3.5% assumed investment rate for variable income payments used in the annuity table for the contract, and;

   . the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options, if available, and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed accounts and Variable Portfolios also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Transfers During the Income Phase

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also ACCESS TO YOUR MONEY above.

Please read the Statement of Additional Information, available upon request, for a more detailed discussion of the income options. You may wish to consult your tax advisor for information concerning your particular circumstances.

TAXES
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Note: The basic summary below addresses broad federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change; therefore, we cannot guarantee that the information contained herein is complete and/or accurate. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRA"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions--Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions--Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age
70 1/2 regardless of when you separate from service from the employer sponsoring the plan. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

PERFORMANCE
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From time to time we will advertise the performance of the Variable Portfolios. Any such performance results are based on historical earnings and are not intended to indicate future performance.

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

We may show performance of each Variable Portfolios in comparison to various appropriate indices and the performance of other similar variable annuity products with similar objectives as reported by such independent reporting services as Morningstar, Inc., Lipper Analytical Services, Inc. and the Variable Annuity Research Data Service ("VARDS").

Please see the Statement of Additional Information, available upon request, for more information regarding the methods used to calculate performance data.


OTHER INFORMATION
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First SunAmerica

The Company is a stock life insurance company organized under the laws of the state of New York on December 5, 1978.

The Company and its affiliates, SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG SAAMCo and the AIG Advisors Group, Inc. (comprising six wholly owned broker-dealers and two investment advisors), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

The Separate Account

The Company originally established a separate account, FS Variable Annuity Account Five (the "Separate Account"), under New York law on August 1, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Assets in the Separate Account are not guaranteed by the Company.

The General Account

Money allocated to the fixed account options goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any of the Company contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Payments in Connection with Distribution of the Contract

  Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission, only, that may be up to a maximum 5.5% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value, annually. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We (or our affiliates) may pay broker-dealers or permitted third parties cash or non-cash compensation, including reimbursement of expenses incurred in connection with the sale of these contracts. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management or longevity of assets invested with us. For example, we may pay additional amounts in connection with contracts that remain invested with us for a particular period of time. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. Promotional incentives may change at any time.

We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract. Certain broker-dealer firms may require that the Company make additional monetary payments to them in order to distribute our variable annuity contracts in their firm. Such compensation arrangements may increase our cost of doing business in that firm and may result in higher fees and charges for certain optional features and benefits if you purchase your contact through that firm. The prospectus used for sales in that broker-dealer will reflect actual fees and charges for contracts purchased by clients of that broker-dealer.

You should discuss with your broker-dealer and/or registered representative any potential conflicts of interest that may arise as a result of the way they are compensated for selling the contract.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

  Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans, we may receive compensation of up to 0.60% from the investment advisers, subadvisers or their affiliates of certain of the underlying Trusts and/or portfolios for services related to the availability of the underlying portfolios in the contract. Furthermore, certain advisers and/or subadvisers may offset the costs we incur for training to support sales of the underlying funds in the contract.

Administration

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-99NY-SUN, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. we investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. The Company engages in various kinds of routine litigation. In management's opinion, these matters are not of material importance to the Company's total assets.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.


 Separate Account..........................................................  3

 General Account...........................................................  3

 Performance Data..........................................................  4

 Income Payments...........................................................  6

 Annuity Unit Values.......................................................  6

 Taxes.....................................................................  8

 Distribution of Contracts................................................. 15

 Financial Statements...................................................... 15

Appendix A - Death Benefits Following Spousal Continuation
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The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

Standard Death Benefit Payable Upon Continuing Spouse's Death

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse's death:

   A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greater of:

      1. Contract value; or

      2. Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

   B. If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit is the greater of:

      1. Contract value; or

      2. The lesser of:

          a. Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          b. 125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the Standard Death Benefit is the contract value.

Maximum Anniversary Value Death Benefit Payable Upon Continuing Spouse's Death

If Seasons Estate Advantage was selected by the original owner, the death benefit is as follows upon a Continuing Spouses's death;

   A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greatest of:

      a. Contract value; or

      b. Contract value on the Continuation Date; plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

      c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 83rd birthday; plus any Purchase Payments received after that anniversary but received prior to the Continuing Spouse's 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

   B. If the Continuing Spouse is age 83-85 on the Continuation Date the death benefit is the Standard Death Benefit, which is equal to, the greater of:

      1. Contract value; or

      2. The lesser of:

          a. Contract value on the Continuation Date, plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          b. 125% of contract value.

The fee for the Maximum Anniversary Value option will no longer be deducted if the Continuing Spouse is age 83 or older on the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is the contract value. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is also the contract value. Therefore, if the Continuing Spouse is age 83 or older on the Continuation Date or age 90 or older at the time of death, the Continuing Spouse's beneficiary will not receive any benefit from the Maximum Anniversary Value option.

We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time on prospectively issued contracts.

Appendix B - Seasons Income Rewards Examples
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The following examples demonstrate the operation of the Seasons Income Rewards feature:

   Example 1:

   Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your WBB is $100,000 on the Benefit Availability Date.

   Your SBB equals WBB plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your MAWA as of the Benefit Availability Date is 10% of your WBB ($100,000 X 10% = $10,000). The MWP is equal to the SBB divided by the MAWA which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years on or after the Benefit Availability Date.

Example                 2 - Impact of Withdrawals prior to the Benefit
                        Availability Date:

   Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date. Immediately following the withdrawal, your WBB is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your WBB by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your SBB on the Benefit Availability Date equals your WBB. Therefore, the SBB also equals $90,000. Your MAWA is 10% of the WBB on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

Example 3 - Impact of Withdrawals less than or equal to MAWA after the Benefit Availability Date:

   Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date. Because the withdrawal is less than or equal to your MAWA ($10,000), your SBB ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new SBB equals $112,500. Your MAWA remains $10,000. Your new MWP following the withdrawal is equal to the new SBB divided by your current MAWA, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

Example 4 - Impact of Withdrawals in excess of MAWA after the Benefit Availability Date:

   Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your WBB is $100,000 and your SBB is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal. Because the withdrawal is greater than your MAWA ($10,000), we recalculate your SBB ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the SBB ($120,000 -- $15,000 = $105,000). For the second calculation, we deduct the amount of the MAWA from the SBB ($120,000 -- $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal. ($5,000/$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your SBB is the lesser of these two calculations or $105,000. The MWP following the withdrawal is equal to the MWP at the end of the prior year (12 years) reduced by one year (11 years). Your MAWA is your SBB divided by your MWP ($105,000/11) which equals $9,545.45.

 Please forward a copy (without charge) to the Seasons Triple Elite Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

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        Name

      --------------------------------------------------------------------
        Address

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        City/State/Zip

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                                 Date: Signed:

 Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

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                       STATEMENT OF ADDITIONAL INFORMATION
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             FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY

                        FS VARIABLE ANNUITY ACCOUNT FIVE

                     (Seasons Triple Elite Variable Annuity)

               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated February 14, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or writing us at:

    First SunAmerica Life Insurance Company
    Annuity Service Center
    P.O. Box 54299
    Los Angeles, California 90054-0299

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY 14, 2005.

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                                TABLE OF CONTENTS
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Separate Account .....................................................    3

General Account ......................................................    3

Performance Data .....................................................    4

Income Payments ......................................................    6

Annuity Unit Values ..................................................    6

Taxes ................................................................    8

Distribution of Contracts ............................................   15

Financial Statements .................................................   15

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                                SEPARATE ACCOUNT
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FS Variable Annuity Account Five was originally established by First SunAmerica Life Insurance Company (the "Company") on August 1, 1997 pursuant to the provisions of New York law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into Select Portfolios, Focused Portfolios and Strategies, with the assets of each Select Portfolio, Focused Portfolio and Strategy invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its Select Portfolios, Focused Portfolios and Strategies or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Select Portfolios, Focused Portfolios and Strategies to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

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                                 GENERAL ACCOUNT
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The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to available fixed account options in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

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                                PERFORMANCE DATA
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From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Select Portfolios, Focused Portfolios and Strategies. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Select Portfolio, Focused Portfolio or Strategy is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Select Portfolio, Focused Portfolio or Strategy made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

Cash Management Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

    Base Period Return = (EV - SV - CMF)/(SV)

    where:

    SV  = value of one Accumulation Unit at the start of a 7 day period

    EV  = value of one Accumulation Unit at the end of the 7 day period

    CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Select Portfolios, Focused Portfolios and/or Strategies and the general account so that each Select Portfolio's, Focused Portfolio's and/or Strategy's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Select Portfolio, Focused Portfolio and/or Strategy. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

    Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Portfolios

The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

    P (1+T) n = ERV

    where:

    P = a hypothetical initial payment of $1,000

    T = average annual total return

    n = number of years

    ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the three year surrender charge schedule. We may, from time to time, advertise other variations of performance along with the standardized performance as described above.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance.

These rates of return do not reflect election of the optional features. As a fee is charged for these features, the rates of return would be lower if these features, were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

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                                 INCOME PAYMENTS
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Initial Annuity Payment

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

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                               ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each Select Portfolio, Focused Portfolio and Strategy. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Select Portfolio, Focused Portfolio or Strategy exceeds 3.5%, variable annuity payments derived from allocations to that Select Portfolio, Focused Portfolio or Strategy will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Select Portfolios, Focused Portfolios and/or Strategies elected, and the amount of each annuity payment will vary accordingly. For each Select Portfolio, Focused Portfolio and/or Strategy, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Select Portfolio, Focused Portfolio or Strategy from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Select Portfolio, Focused Portfolio or Strategy for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of that month, and
(b) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of the preceding month.

The NIF for a Select Portfolio, Focused Portfolio or Strategy for a given month is a measure of the net investment performance of the Select Portfolio, Focused Portfolio or Strategy from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Select Portfolio, Focused Portfolio or Strategy invests; it is also reduced by separate account asset charges.

Illustrative Example

Assume that one share of a given Select Portfolio, Focused Portfolio or Strategy had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                       NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Select Portfolio, Focused Portfolio or Strategy from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Select Portfolio, Focused Portfolio or Strategy for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Select Portfolio, Focused Portfolio or Strategy (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Select Portfolio, Focused Portfolio or Strategy was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Annuity Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Select Portfolio, Focused Portfolio or Strategy. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31).
Assume also that the Annuity

Unit value for the Select Portfolio, Focused Portfolio or Strategy on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant Select Portfolio, Focused Portfolio or Strategy on the Annuity Date and thus reflects the investment performance of the Select Portfolio, Focused Portfolio or Strategy net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Select Portfolio, Focused Portfolio or Strategy). The net investment performance of the Select Portfolio, Focused Portfolio or Strategy during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

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                                      TAXES
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General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions.

or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

================================================================================
                            DISTRIBUTION OF CONTRACTS
================================================================================

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

The financial statements of First SunAmerica Life Insurance Company at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 are presented in this Statement of Additional Information. The financial statements of FS Variable Annuity Account Five (the "Separate Account") are not included, as no sales have occurred. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP,independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The quarterly financial statements for First SunAmerica Life Insurance Company (File No. 033-81474) for the period ended September 30, 2004 is also presented in this Statement of Additional Information.

                         Report of Independent Auditors

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                                               DECEMBER 31,
                                                        ------------------------
                                                           2003          2002
                                                        ----------    ----------
                                                             (IN THOUSANDS)
ASSETS
Investments and cash:
   Cash and short-term investments .................    $  104,011    $   37,955
   Bonds, notes and redeemable preferred
      stocks available for sale, at market
      value (amortized cost: December 31,
      2003, $2,617,647; December 31, 2002,
      $1,375,026)...................................     2,657,812     1,410,053
   Mortgage loans ..................................       215,521       193,035
   Policy loans ....................................        35,251        36,052
   Common stocks available for sale, at market
      value (cost: December 31, 2003, $291;
      December 31, 2002, $1,629) ...................           295         1,140
   Securities lending collateral ...................       154,756        29,569

   Total investments and cash ......................     3,167,646     1,707,804

Variable annuity assets held in separate
   accounts ........................................       438,224       399,017
Accrued investment income ..........................        27,577        15,849
Deferred acquisition costs .........................       177,926       104,459
Income taxes currently receivable from Parent ......         1,360         9,831
Receivable from brokers ............................            --         1,025
Other assets .......................................         1,749         1,401
                                                        ----------    ----------
TOTAL ASSETS .......................................    $3,814,482    $2,239,386
                                                        ==========    ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts ............    $2,490,145    $1,290,702
   Reserves for universal life insurance
      contracts ....................................       232,271       237,862
   Securities lending payable ......................       154,756        29,569
   Payable to brokers ..............................        40,852            --
   Other liabilities ...............................        66,814        38,804
                                                        ----------    ----------
   Total reserves, payables and accrued
      liabilities ..................................     2,984,838     1,596,937

Variable annuity liabilities related to
      separate accounts ............................       438,224       399,017

Deferred income taxes ..............................        41,895        30,394
                                                        ----------    ----------
Total liabilities ..................................     3,464,957     2,026,348
                                                        ----------    ----------
Shareholder's equity:
   Common stock ....................................         3,000         3,000
   Additional paid-in capital ......................       259,428       144,428
   Retained earnings ...............................        68,657        51,740
   Accumulated other comprehensive income ..........        18,440        13,870
                                                        ----------    ----------
   Total shareholder's equity ......................       349,525       213,038
                                                        ----------    ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY .........    $3,814,482    $2,239,386
                                                        ==========    ==========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                   YEARS ENDED DECEMBER 31,
                                              ----------------------------------
                                                 2003        2002         2001
                                              ---------   ---------    ---------
                                                        (IN THOUSANDS)
REVENUES

   Fee income:
      Variable annuity policy fees ........   $   8,077   $   9,003    $   8,041
      Universal life insurance policy fees,
         net of reinsurance ...............       5,289       6,276        5,815
      Surrender charges ...................       1,744       1,854        2,141
                                              ---------   ---------    ---------

   Total fee income .......................      15,110      17,133       15,997

   Investment income ......................     119,730      97,327      100,952
   Net realized investment gains (losses) .       2,417     (10,025)     (19,266)
                                              ---------   ---------    ---------

Total revenues ............................     137,257     104,435       97,683
                                              ---------   ---------    ---------

BENEFITS AND EXPENSES
Interest expense:
   Fixed annuity contracts ................      65,631      47,186       51,320
   Universal life insurance contracts .....      11,076      11,489       11,815
                                              ---------   ---------    ---------

Total interest expense ....................      76,707      58,675       63,135

General and administrative expenses .......       6,036       8,112        4,341
Amortization of deferred acquisition costs       20,564      16,367       11,629
Annual commissions ........................       1,038         771          724
Claims on universal life contracts,
   net of reinsurance recoveries ..........       3,098       2,985        2,415
Guaranteed minimum death benefits .........         816       1,735          546
                                              ---------   ---------    ---------

Total benefits and expenses ...............     108,259      88,645       82,790
                                              ---------   ---------    ---------

PRETAX INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE ...................      28,998      15,790       14,893

Income tax expense ........................      12,081       9,032        6,180
                                              ---------   ---------    ---------

INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE ...................      16,917       6,758        8,713
                                              ---------   ---------    ---------

Cumulative effect of accounting change,
   net of tax .............................          --          --         (520)
                                              ---------   ---------    ---------

NET INCOME ................................   $  16,917   $   6,758    $   8,193
                                              ---------   ---------    ---------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------
                                                 2003        2002        2001
                                               --------    --------    ---------
                                                        (IN THOUSANDS)

OTHER COMPREHENSIVE INCOME, NET OF TAX

Net unrealized gains on fixed maturity and
   equity securities available for sale
   identified in the current period
   less amortization of deferred
   acquisition costs .......................   $  8,750    $ 16,123    $  7,185

Less reclassification adjustment for net
   realized (gains) losses included in
   net income ..............................     (1,719)      3,417       9,212

Income tax expense .........................     (2,461)     (6,839)     (5,739)
                                               --------    --------    ---------

OTHER COMPREHENSIVE INCOME .................      4,570      12,701      10,658
                                               --------    --------    ---------

COMPREHENSIVE INCOME .......................   $ 21,487    $ 19,459    $ 18,851
                                               ========    ========    ========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                       (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ...........................................   $    16,917    $     6,758    $     8,193
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Cumulative effect of accounting change,
      net of tax .....................................            --             --            520
   Interest credited to:
      Fixed annuity contracts ........................        65,631         47,186         51,320
      Universal life insurance contracts .............        11,076         11,489         11,815
   Net realized investment (gains) losses ............        (2,417)        10,025         19,266
   Amortization of discount on securities ............        (2,493)        (1,241)        (2,999)
   Amortization of deferred acquisition costs ........        20,564         16,367         11,629
   Acquisition costs deferred ........................       (92,631)       (30,345)        (8,160)
   Provision for deferred income taxes ...............         9,040         25,503            507
   Change in:
      Accrued investment income ......................       (11,728)        (3,537)         2,497
      Income taxes currently (receivable
         from)/payable to Parent .....................         8,471        (13,550)        11,786
      Other liabilities ..............................        17,209         (5,609)       (10,103)
      Other, net .....................................         3,574            510          1,100
                                                         -----------    -----------    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES ............        43,213         63,556         97,371
                                                         -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds and notes ...................................    (1,883,889)      (604,280)      (266,757)
   Mortgage loans ....................................       (53,070)       (45,944)       (31,540)
   Common stocks .....................................            --           (845)           (58)
   Other investments, excluding short-term investments          (771)          (417)          (229)
Sales of:
   Bonds and notes ...................................       403,973        219,856        246,769
   Other investments, excluding short-term investments         1,522             49             42
Redemptions and maturities of:
   Bonds and notes ...................................       283,637        121,907        149,150
   Mortgage loans ....................................        30,846         25,833         26,813
   Other investments, excluding short-term investments         1,572          1,709          2,767
                                                         -----------    -----------    -----------

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES ..   $(1,216,180)   $  (282,132)   $   126,957
                                                         -----------    -----------    -----------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------
                                                                 2003           2002           2001
                                                              -----------    -----------    -----------
                                                                            (IN THOUSANDS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts ................................   $ 1,280,979    $   390,318    $    66,463
   Universal life insurance contracts .....................         9,436          9,712         10,466
Net exchanges from (to) the fixed accounts of
   variable annuity contracts .............................        (2,712)        23,542        (33,539)
Withdrawal payments on:
   Fixed annuity contracts ................................      (114,000)      (137,007)      (207,166)
   Universal life insurance contracts .....................        (7,522)       (10,740)       (11,565)
Claims and annuity payments on:
   Fixed annuity contracts ................................       (29,888)       (28,271)       (30,242)
   Universal life insurance contracts .....................       (12,270)       (20,005)       (17,567)
Capital contributions received from Parent ................       115,000             --             --
Dividend paid to Parent ...................................            --             --        (12,900)
                                                              -----------    -----------    -----------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES .......     1,239,023        227,549       (236,050)
                                                              -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS         66,056          8,973        (11,722)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD ....        37,955         28,982         40,704
                                                              -----------    -----------    -----------

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD ..........   $   104,011    $    37,955    $    28,982
                                                              ===========    ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness .............................            --             --             --
                                                              ===========    ===========    ===========

Net income taxes refunded by Parent .......................   $    (5,430)   $    (2,922)   $    (6,113)
                                                              ===========    ===========    ===========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.    NATURE OF OPERATIONS

      First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company principally engaged in the business of writing fixed and variable annuities for retirement savings in the State of New York. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company ("the Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and retirement services and asset management.

      Substantially all of the Company's revenues are derived from the State of New York. Products are marketed through financial institutions, affiliated and independent broker-dealers and full-service securities firms. One financial institution represented approximately 15.9% and one independent broker-dealer represented 15.3% of sales in the year ended December 31, 2003. One financial institution represented approximately 19.3% of sales in the year ended December 31, 2002. One financial institution represented approximately 35.7% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for more than 10% of sales for any such periods.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income and comprehensive income, as they are recorded directly to policyholder liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

      Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      related to, the production or acquisition of new business. The Company capitalized DAC of $92,631,000, $30,345,000 and $8,160,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder's equity. DAC has been decreased by $11,800,000 and $13,200,000 at December 31, 2003 and 2002, respectively, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of EGPs over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, net spreads earned during the life of the contracts, costs of providing policy guarantees, and the level of expenses necessary to maintain the policies. The Company revises future DAC assumptions, referred to herein as a DAC unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $2.0 million. Increases in future EGPs may result from higher interest spread and/or lower surrender rate assumptions, while decreases in future EGPs may result from lower interest spread and /or higher surrender rate assumptions. DAC amortization for the current period is reduced when future EGPs are increased and increased when future EGPs are decreased.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity fees in the statement of income and comprehensive income.

      RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS:
      Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. The Company's beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $520,000 ($800,000 before tax).

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and reporting by Insurance Enterprises for Certain Non traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004. Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits and modify certain disclosures and financial statement presentations for this product. The Company's estimate of the liability, including the impact of DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $2 million ($4 million pre-tax) to be recorded in the first quarter of 2004.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                       AMORTIZED      ESTIMATED
                                                          COST        FAIR VALUE
                                                       ----------     ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States government .......     $   17,671     $   18,054
Mortgage-backed securities .......................        619,800        634,640
Securities of public utilities ...................        126,229        131,158
Corporate bonds and notes ........................      1,226,035      1,248,590
Other debt securities ............................        627,912        625,370
                                                       ----------     ----------
        Total ....................................     $2,617,647     $2,657,812
                                                       ==========     ==========

AT DECEMBER 31, 2002:
Securities of the United States government .......     $    3,074     $    3,208
Mortgage-backed securities .......................        442,675        471,065
Securities of public utilities ...................         74,205         75,470
Corporate bonds and notes ........................        619,304        638,266
Other debt securities ............................        235,768        222,044
                                                       ----------     ----------
    Total ........................................     $1,375,026     $1,410,053
                                                       ==========     ==========

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                                                      ESTIMATED
                                                       AMORTIZED        FAIR
                                                         COST           VALUE
                                                      -----------     ----------
                                                            (IN THOUSANDS)

Due in one year or less ........................      $    35,767     $   36,178
Due after one year through five years ..........          764,378        784,755
Due after five years through ten years .........          888,517        892,038
Due after ten years ............................          309,185        310,201
Mortgage-backed securities .....................          619,800        634,640
                                                      -----------     ----------
    Total ......................................      $ 2,617,647     $2,657,812
                                                      ===========     ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                          GROSS         GROSS
                                                        UNREALIZED    UNREALIZED
                                                          GAINS         LOSSES
                                                        ----------    ----------
                                                             (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States government ........      $    383      $     --
Mortgage-backed securities ........................        20,483        (5,643)
Securities of public utilities ....................         5,258          (329)
Corporate bonds and notes .........................        30,773        (8,217)
Other debt securities .............................         7,294        (9,837)
                                                         --------      --------
    Total .........................................      $ 64,191      $(24,026)
                                                         ========      ========

                                                          GROSS         GROSS
                                                        UNREALIZED    UNREALIZED
                                                          GAINS         LOSSES
                                                        ----------    ----------
                                                             (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States government ........      $    133      $     --
Mortgage-backed securities ........................        28,484           (94)
Securities of public utilities ....................         2,632        (1,366)
Corporate bonds and notes .........................        30,261       (11,299)
Other debt securities .............................         1,421       (15,145)
                                                         --------      --------
    Total .........................................      $ 62,931      $(27,904)
                                                         ========      ========

      Gross unrealized gains on equity securities aggregated $9,000 and $22,000 at December 31, 2003 and 2002, respectively. Gross unrealized losses on equity securities aggregated $5,000 and $511,000 at December 31, 2003 and 2002, respectively.

      The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                     LESS THAN 12 MONTHS             12 MONTHS OR MORE                    TOTAL
                                -----------------------------  -----------------------------  -----------------------------
    (DOLLARS IN THOUSANDS)                  UNREALIZED                     UNREALIZED                     UNREALIZED
      DECEMBER 31, 2003         FAIR VALUE    LOSSES    ITEMS  FAIR VALUE    LOSSES    ITEMS  FAIR VALUE    LOSSES    ITEMS
------------------------------  ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
Mortgaged-backed securities ..  $  183,577  $   (5,643)    37  $       --  $       --     --  $  183,577  $   (5,643)    37
Securities of public utilities      15,013        (329)     6          --          --     --      15,013        (329)     6
Corporate bonds and notes ....     388,358      (8,204)    69          56         (13)     1     388,414      (8,217)    70
Other debt securities ........     219,407      (8,357)    44       3,521      (1,480)     1     222,928      (9,837)    45
                                ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
    Total - debt securities ..     806,355     (22,533)   156       3,577      (1,493)     2     809,932     (24,026)   158
Equity securities ............         291          (5)     2          --          --     --         291          (5)     2
                                ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
Total ........................  $  806,646  $  (22,538)   158  $    3,577  $   (1,493)     2  $  810,223  $  (24,031)   160
                                ==========  ==========  =====  ==========  ==========  =====  ==========  ==========  =====

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Gross realized investment gains and losses on the sales of investments are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------
                                                  2003        2002        2001
                                                --------    --------    --------
                                                         (IN THOUSANDS)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains ..........................   $  8,954    $  8,522    $  8,220
    Realized losses .........................     (3,311)     (8,677)    (10,222)
COMMON STOCKS:
    Realized gains ..........................        202          --          42
    Realized losses .........................        (20)        (38)         --

      The sources and related amounts of investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                  -----------------------------------
                                                     2003         2002         2001
                                                  ---------    ---------    ---------
                                                             (IN THOUSANDS)
Short-term investments ........................   $     848    $   1,441    $   1,661
Bonds and notes and redeemable preferred stocks     103,197       80,518       83,449
Mortgage loans ................................      13,552       13,000       14,068
Policy loans ..................................       2,819        2,160           --
Other invested assets .........................          55          788        3,022
                                                  ---------    ---------    ---------
Gross investment income .......................     120,471       97,907      102,200
Less: investment expenses .....................        (741)        (580)      (1,248)
                                                  ---------    ---------    ---------
Total investment income .......................   $ 119,730    $  97,327    $ 100,952
                                                  =========    =========    =========

      The Company had no investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2003. Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                              2003          2002          2001
                                            --------      --------      --------
                                                       (IN THOUSANDS)

Fixed annuities ......................      $ 91,169      $ 65,606      $ 70,006
Variable annuities ...................        14,564        14,062        12,082
Universal life insurance .............        13,997        17,659        18,864
                                            --------      --------      --------
                                            $119,730      $ 97,327      $100,952
                                            ========      ========      ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      At December 31, 2003, bonds and notes included $153,165,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 20% concentrated in telecommunications, 20% concentrated in cyclical consumer products and 14% concentrated in non-cyclical consumer products. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2003, mortgage loans were collateralized by properties located in 26 states, with loans totaling approximately 27% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 12% by properties located in Texas and approximately 10% by properties located in both Michigan and New York. No more than 10% of the portfolio was secured by properties located in any other single state.

      At December 31, 2003, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $222,000.

      At December 31, 2003, $594,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and December 31, 2002, compared with their respective carrying values, are as follows:

                                                                 CARRYING      FAIR
                                                                  VALUE        VALUE
                                                                    (IN THOUSANDS)
DECEMBER 31, 2003:
ASSETS:
    Cash and short-term investments .........................   $  104,011   $  104,011
    Bonds and notes and redeemable preferred stocks .........    2,657,812    2,657,812
    Mortgage loans ..........................................      215,521      230,022
    Policy loans ............................................       35,251       35,251
    Common stock ............................................          295          295
    Securities lending collateral ...........................      154,756      154,756
    Variable annuity assets held in separate accounts .......      438,224      438,224
LIABILITIES:
    Reserves for fixed annuity contracts ....................   $2,490,145   $2,419,705
    Securities lending payable ..............................      154,756      154,756
    Variable annuity liabilities related to separate accounts      438,224      438,224

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING      FAIR
                                                                  VALUE        VALUE
                                                                ----------   ----------
                                                                    (IN THOUSANDS)
DECEMBER 31, 2002:
ASSETS:
    Cash and short-term investments .........................   $   37,955   $   37,955
    Bonds and notes and redeemable preferred stocks .........    1,410,053    1,410,053
    Mortgage loans ..........................................      193,035      213,212
    Policy loans ............................................       36,052       36,052
    Common stock ............................................        1,140        1,140
    Securities lending collateral ...........................       29,569       29,569
    Variable annuity assets held in separate accounts .......      399,017      399,017
LIABILITIES:
    Reserves for fixed annuity contracts ....................   $1,290,702   $1,255,463
    Securities lending payable ..............................       29,569       29,569
    Variable annuity liabilities related to separate accounts      399,017      399,017

5.    REINSURANCE

      The universal life contracts are subject to existing reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 2000 under which the Company retains no more than $100,000 of risk on any one insured life. Total reserve credits of $1,200,000 and $1,141,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

      Reinsurance premiums of $7.1 million, $6.1 million and $6.3 million were netted against universal life insurance policy fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $3.6 million, $4.2 million and $3.9 million in 2003, 2002 and 2001, respectively and were offset against claims on universal life contracts.

      With respect to the Company's reinsurance, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

      The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength-rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and annual reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and annual reports on Form 10-Q, which are available from the Securities and Exchange Commission.

      At December 31, 2003, the Company was obligated to purchase approximately $9,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $4,000,000 in 2004 and $5,000,000 in 2007.

      The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference.

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2003 and December 31, 2002, 300 shares were outstanding.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (continued)

      Changes in shareholder's equity are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                  -----------------------------------
                                                     2003         2002         2001
                                                  ---------    ---------    ---------
                                                             (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances .........................   $ 144,428    $ 144,428    $ 144,428
   Capital contributions by Parent ............     115,000           --           --
                                                  ---------    ---------    ---------
   Ending balances ............................   $ 259,428    $ 144,428    $ 144,428
                                                  =========    =========    =========

RETAINED EARNINGS:
   Beginning balances .........................   $  51,740    $  44,982    $  49,689
   Net income .................................      16,917        6,758        8,193
   Dividends paid to Parent ...................          --           --      (12,900)
                                                  ---------    ---------    ---------
   Ending balances ............................   $  68,657    $  51,740    $  44,982
                                                  =========    =========    =========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Beginning balances .........................   $  13,870    $   1,169    $  (9,489)
   Change in net unrealized gains (losses) on
      debt securities available for sale ......       5,138       29,401       37,497
   Change in net unrealized gains (losses) on
      equity securities available for sale ....         493         (161)        (300)
   Change in adjustment to deferred Acquisition
      costs ...................................       1,400       (9,700)     (20,800)
   Tax effects of net changes .................      (2,461)      (6,839)      (5,739)
                                                  ---------    ---------    ---------
    Ending balances ...........................   $  18,440    $  13,870    $   1,169
                                                  =========    =========    =========

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,   DECEMBER 31,
                                                         2003          2002
                                                     ------------   ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................     $     64,200   $     62,953
Gross unrealized losses ........................          (24,031)       (28,415)
Adjustment to DAC ..............................          (11,800)       (13,200)
Deferred income taxes ..........................           (9,929)        (7,468)
                                                     ------------   ------------
Accumulated other comprehensive income .........     $     18,440   $     13,870
                                                     ============   ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

      Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. Currently, no dividends can be paid to stockholders during 2004 without prior approval of the New York Superintendent of Insurance.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the years ended December 31, 2003 and December 31, 2002 were approximately $28,065,000 and $1,416,000, and the net income for the year ended December 31, 2001 was approximately $4,525,000, respectively. The Company's statutory capital and surplus totaled approximately $213,084,000 at December 31, 2003 and $123,141,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                                 YEARS ENDED DECEMBER 31,
                                           -------------------------------------
                                             2003          2002           2001
                                           --------      --------       --------
                                                      (IN THOUSANDS)

Current .............................      $  3,041      $(16,471)      $  5,673
Deferred ............................         9,040        25,503            507
                                           --------      --------       --------
Total income tax expense ............      $ 12,081      $  9,032       $  6,180
                                           ========      ========       ========

      Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                     --------------------------------
                                                       2003        2002        2001
                                                     --------    --------    --------
                                                              (IN THOUSANDS)

Amount computed at statutory rate ................   $ 10,149    $  5,527    $  5,213
Increases (decreases) resulting from:
    State income taxes, net of federal tax benefit      1,447       2,103         795
    Dividends received deduction .................       (315)       (144)       (509)
    Other, net ...................................        800       1,546         681
                                                     --------    --------    --------
Total income tax Expense .........................   $ 12,081    $  9,032    $  6,180
                                                     ========    ========    ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for deferred income taxes are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                           2003          2002
                                                         --------      --------
                                                             (IN THOUSANDS)
DEFERRED TAX LIABILITIES:
   Investments .....................................     $  2,637      $  4,899
   Deferred acquisition costs ......................       52,448        31,106
   Other liabilities ...............................        3,383         4,026
   Net unrealized gains on debt and
      equity securities available for sale .........        9,931         7,468
                                                         --------      --------
   Total deferred tax liabilities ..................       68,399        47,499
                                                         --------      --------
DEFERRED TAX ASSETS:
   Contractholder reserves .........................      (14,994)       (9,790)
   Other assets ....................................      (11,510)       (7,315)
                                                         --------      --------
   Total deferred tax assets .......................      (26,504)      (17,105)
                                                         --------      --------
   Deferred income taxes ...........................     $ 41,895      $ 30,394
                                                         ========      ========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      The Company's products may be sold by nine affiliated companies:
      SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; VALIC Financial Advisors; VALIC Financial Advisors, Inc.; and American General Equity Services Corporation. Commissions paid to these broker-dealers totaled $1,063,000 in the year ended December 31, 2003, $1,143,000 in the year ended December 31, 2002 and $1,332,000 in the year ended December 31, 2001. These affiliated broker-dealers represent a sequentially less significant portion of the Company's business, amounting to 1.4%, 4.8% and 17.4% of premiums for each of the respective periods.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $5,250,000 for the year ended December 31, 2003, $8,399,000 for the year ended December 31, 2002 and $6,469,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $3,305,000 and $1,930,000, in 2002 and 2001 respectively, and is deferred and amortized as part of DAC. No such deferral occurred in 2003. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $0.7 million, $0.6 million and $1.2 million for the years ended December 31, 2003, 2002 and 2001, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      The Company's fixed annuities are administered by AIG Annuity Insurance Company, an affiliate of the Company. Costs charged to the Company to administer these policies were approximately $841,000 in 2003 and $107,000 in 2002. Additionally, costs charged to the Company for marketing such policies amounted to $4,010,000 in 2003 and $1,021,000 in 2002 and are deferred and amortized as part of Deferred Acquisition Costs. Effective November 2002, the responsibility for administration of the remaining block of fixed annuities was assumed by AIG Annuity Insurance Company, who the Company reimburses for their cost of administration. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

      On December 9, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a registered investment advisor and affiliate of the Company, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement was retroactive to January 1, 2002. Variable annuity fees of $1,620,000 and $1,777,000 were included in the statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002, respectively. Of this amount, $1,476,000 and $1,639,000 has been paid to the Company in 2003 and 2002 and $144,000 and $138,000 remains a receivable from SAAMCO at December 31, 2003 and 2002, respectively.

      The Company paid $106,000 and $7,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2003 and 2002, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                   (Unaudited)

                                                            September 30,   December 31,
                                                                 2004           2003
                                                            -------------   ------------
                                                                   (in thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                            $   41,767     $  104,011
   Bonds, notes and redeemable preferred stocks available
      for sale, at fair value (amortized cost:
      September 30, 2004, $2,884,241; December 31, 2003,
      $2,617,647)                                              2,937,472      2,657,812
   Mortgage loans                                                267,377        215,521
   Policy loans                                                   33,222         35,251
   Common stocks available for sale, at fair value (cost:
      September 30, 2004, $700; December 31, 2003, $291)             703            295
   Securities lending collateral                                 631,107        154,756
                                                              ----------     ----------
   Total investments and cash                                  3,911,648      3,167,646

Variable annuity assets held in separate accounts                445,670        438,224
Accrued investment income                                         31,911         27,577
Deferred acquisition costs                                       156,899        161,356
Other deferred expenses                                           19,669         16,570
Income taxes currently receivable from Parent                         --          1,360
Other assets                                                       3,369          1,749
                                                              ----------     ----------
TOTAL ASSETS                                                  $4,569,166     $3,814,482
                                                              ==========     ==========

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts                       $2,813,326     $2,490,145
   Reserves for universal life insurance contracts               227,047        232,271
   Income taxes currently payable to Parent                          915             --
   Securities lending payable                                    631,107        154,756
   Payable to brokers                                             24,518         40,852
   Other liabilities                                              24,859         66,814
                                                              ----------     ----------
   Total reserves, payables and accrued liabilities            3,721,772      2,984,838

Variable annuity liabilities related to separate accounts        445,670        438,224

Deferred income taxes                                             37,066         41,895
                                                              ----------     ----------
Total liabilities                                              4,204,508      3,464,957
                                                              ----------     ----------

Shareholder's equity:
   Common stock                                                    3,000          3,000
   Additional paid-in capital                                    259,428        259,428
   Retained earnings                                              79,717         68,657
   Accumulated other comprehensive income                         22,513         18,440
                                                              ----------     ----------
   Total shareholder's equity                                    364,658        349,525
                                                              ----------     ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                    $4,569,166     $3,814,482
                                                              ==========     ==========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
     For the three months and nine months ended September 30, 2004 and 2003
                                   (Unaudited)

                                                                 Three Months         Nine Months
                                                              -----------------   ------------------
                                                                2004      2003      2004       2003
                                                              -------   -------   --------   -------
                                                                          (in thousands)
REVENUES

   Fee income:
      Variable annuity policy fees                            $ 2,190   $ 2,082   $  6,557   $ 5,961
      Universal life insurance policy fees,
         net of reinsurance                                     1,451     1,773      3,607     3,790
      Surrender charges                                           787       392      2,093     1,223
                                                              -------   -------   --------   -------
   Total fee income                                             4,428     4,247     12,257    10,974

   Investment income                                           42,567    29,797    123,379    81,558
   Net realized investment gains (losses)                        (212)   (2,311)    (2,303)    2,391
                                                              -------   -------   --------   -------
Total revenues                                                 46,783    31,733    133,333    94,923
                                                              -------   -------   --------   -------
BENEFITS AND EXPENSES

   Interest expense:
      Fixed annuity contracts                                  23,124    17,057     67,216    45,364
      Universal life insurance contracts                        2,726     2,793      8,147     8,283
                                                              -------   -------   --------   -------
   Total interest expense                                      25,850    19,850     75,363    53,647

   General and administrative expenses                          1,951     1,267      6,580     5,544
   Amortization of deferred acquisition costs and other
      deferred expenses                                         7,917     7,050     24,320    18,300
   Annual commissions                                             345       352      1,070       807
   Claims on universal life contracts, net of reinsurance
      recoveries                                                  950       608      2,530     2,211
   Guaranteed benefits                                            403       125      1,382       583
                                                              -------   -------   --------   -------
Total benefits and expenses                                    37,416    29,252    111,245    81,092
                                                              -------   -------   --------   -------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE     9,367     2,481     22,088    13,831

Income tax expense                                              3,817       980      9,014     5,659
                                                              -------   -------   --------   -------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE            5,550     1,501     13,074     8,172

Cumulative effect of accounting change, net of tax                 --        --     (2,014)       --
                                                              -------   -------   --------   -------
NET INCOME                                                    $ 5,550   $ 1,501   $ 11,060   $ 8,172
                                                              -------   -------   --------   -------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
     For the three months and nine months ended September 30, 2004 and 2003
                                   (Unaudited)

                                                       Three Months        Nine Months
                                                     ----------------   -----------------
                                                       2004      2003     2004      2003
                                                     --------   -----   -------   -------
                                                                (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Net unrealized gains (losses) on debt and equity
   securities available for sale identified in the
   current period less related amortization of
   deferred acquisition costs and other deferred
   expenses                                          $ 44,969   $(770)  $ 5,273   $ 7,443

Less reclassification adjustment for net realized
   (gains) losses included in net income                 (507)   (594)      993    (1,363)

Income tax (expense) benefit                          (15,562)    478    (2,193)   (2,128)
                                                     --------   -----   -------   -------
OTHER COMPREHENSIVE INCOME (LOSS)                      28,900    (886)    4,073     3,952
                                                     --------   -----   -------   -------
COMPREHENSIVE INCOME                                 $ 34,450   $ 615   $15,133   $12,124
                                                     ========   =====   =======   =======

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
              For the nine months ended September 30, 2004 and 2003
                                   (Unaudited)

                                                              2004        2003
                                                           ---------   ---------
                                                               (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                 $  11,060   $   8,172
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Cumulative effect of accounting change, net of tax          2,014          --
   Interest credited to:
      Fixed annuity contracts                                 67,216      45,364
      Universal life insurance contracts                       8,147       8,283
   Net realized investment (gains) losses                      2,303      (2,391)
   Amortization (accretion) of net premiums (discounts)
      on investments                                           4,850        (470)
   Amortization of deferred acquisition costs and other
      deferred expenses                                       24,320      18,300
   Acquisition costs deferred                                (26,721)    (47,456)
   Other expenses deferred                                    (4,848)     (9,925)
   Provision for deferred income taxes                        (5,938)     11,476
   Change in:
      Accrued investment income                               (4,334)     (4,873)
      Income taxes currently payable to Parent                 2,275        (387)
      Other assets                                            (1,620)       (292)
      Other liabilities                                          788         594
   Other, net                                                   (970)      2,341
                                                           ---------   ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                     78,542      28,736
                                                           ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds, notes and redeemable preferred stocks             (797,603)   (974,206)
   Mortgage loans                                            (65,151)    (43,070)
   Other investments, excluding short-term investments            --        (749)
Sales of:
   Bonds, notes and redeemable preferred stocks              333,354     173,976
   Other investments, excluding short-term investments           112          --
Redemptions and maturities of:
   Bonds, notes and redeemable preferred stocks              169,271     199,681
   Mortgage loans                                             13,474      17,478
   Other investments, excluding short-term investments         1,494       1,402
                                                           ---------   ---------
NET CASH USED IN INVESTING ACTIVITIES                      $(345,049)  $(625,488)
                                                           ---------   ---------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
              For the nine months ended September 30, 2004 and 2003
                                   (Unaudited)

                                                                2004       2003
                                                             ---------   --------
                                                                (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts                                   $ 356,564   $808,160
   Universal life insurance contracts                            5,929      7,427
Net exchanges to (from) the fixed accounts of
   variable annuity contracts                                   (8,965)     1,520
Withdrawal payments on:
   Fixed annuity contracts                                    (106,020)   (78,347)
   Universal life insurance contracts                           (6,691)    (6,141)
Claims and annuity payments on:
   Fixed annuity contracts                                     (28,594)   (23,153)
   Universal life insurance contracts                           (7,960)    (9,251)
Capital contributions                                               --     40,000
                                                             ---------   --------
NET CASH PROVIDED BY FINANCING ACTIVITIES                      204,263    740,215
                                                             ---------   --------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS     (62,244)   143,463
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD         104,011     37,955
                                                             ---------   --------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD             $  41,767   $181,418
                                                             =========   ========

SUPPLEMENTAL CASH FLOW INFORMATION:

   Interest paid on indebtedness                             $      --   $    470
                                                             =========   ========
   Income taxes paid to Parent                               $   2,757   $  5,430
                                                             =========   ========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.   BASIS OF PRESENTATION

     First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing fixed and variable annuities for retirement savings in the State of New York.

     In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments necessary, consisting of normal recurring items, to present fairly the Company's financial position as of September 30, 2004 and December 31, 2003, the results of its operations for the three months and nine months ended September 30, 2004 and 2003 and its cash flows for the nine months ended September 30, 2004 and 2003. The results of operations for the three months and nine months ended September 30, 2004 are not necessarily indicative of the results to be expected for the full year. The accompanying unaudited financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2003, contained in the Company's 2003 Annual Report on Form 10-K. Certain prior period amounts have been reclassified to conform to the current period's presentation.

2.   RECENTLY ISSUED ACCOUNTING STANDARDS

     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for guaranteed minimum death benefits and other living benefits related to its variable annuities and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $2,014,000 ($3,098,000 pre-tax) to reflect the liability and the related impact of deferred acquisition costs ("DAC") as of January 1, 2004.

     The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company's variable annuities, the Company offers contractual guarantees in the event of death or at specified dates during the accumulation period. Such benefits are referred to as guaranteed minimum death benefits ("GMDB") and guaranteed minimum account value benefits ("GMAV"), respectively.

     The assets supporting the variable portion of variable annuities are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees in the statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits in the statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the statement of income and comprehensive income.

     The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

2.   RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for subsequent withdrawals, at the end of a ten-year waiting period. GMAVs are considered to be derivatives under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", and are recognized at fair value in the balance sheet and through investment income in the statement of income and comprehensive income. The Company began offering the GMAV option in 2004. To date, variable annuity deposits with the GMAV option were immaterial.

     Details concerning the Company's guaranteed benefit exposures as of September 30, 2004 are as follows:

                                                               Highest Specified
                                                              Anniversary Account
                                                                  Value Minus
                                              Return of Net     Withdrawals Post
                                                 Deposits         Anniversary
                                              -------------   -------------------
                                                     (dollars in thousands)
In the event of death (GMDB):
   Account value                                $142,725           $612,765
   Net amount at risk (a)                          1,044             76,609
   Average attained age of contract holders           65                 62
   Range of guaranteed minimum return rates            0%                 0%

     (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

     The following summarizes the reserve for guaranteed benefits on variable contracts reflected in the general account:

                                                                  (in thousands)

Balance at January 1, 2004 (b)                                       $1,640
Guaranteed benefits incurred                                          1,382
Guaranteed benefits paid                                               (722)
                                                                     ------
Balance at September 30, 2004                                        $2,300
                                                                     ======

     (b) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at September 30, 2004:

     . Data used was 5,000 stochastically generated investment performance scenarios.
     .    Mean investment performance assumption was 10%.
     .    Volatility assumption was 16%.
     .    Mortality was assumed to be 64% of the 75-80 ALB table.
     .    Lapse rates vary by contract type and duration and range from 1% to
          30%.
     .    The discount rate was approximately 8%.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

2.   RECENTLY ISSUED ACCOUNTING STANDARDS (Continued)

     The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of SOP 03-1, the Company reclassified $16.6 million of these expenses from DAC to other deferred expenses, which is reported on the balance sheet. For the nine months ended September 30, 2004, $4.8 million of these expenses were deferred. For the nine months ended September 30, 2004, amortization of these deferred expenses was $1.7 million. Amortization of other deferred expenses is reported as part of amortization of deferred acquisition costs and other deferred expenses on the statement of income and comprehensive income. Prior period balance sheet and statement of income and comprehensive income presentation has been reclassified to conform to the new presentation.

3.   CONTINGENT LIABILITIES

     At September 30, 2004, the Company has commitments to purchase approximately $7,000,000 of asset-backed securities in the ordinary course of business. The expiration dates of these commitments are as follows:
     $2,000,000 in 2004 and $5,000,000 in 2007.

     Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)

4.   RELATED-PARTY MATTERS

     On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $5,000,000. This commitment expires on October 28, 2005. There was no outstanding balance under this agreement at September 30, 2004.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $1.3 million in 2004 and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $1.2 million was paid under a different agreement in 2003.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

     American Home does not publish financial statements prepared on the basis of U.S. generally accepted accounting principles, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and files annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's discussion and analysis of financial condition and results of operations of First SunAmerica Life Insurance Company (the "Company") for the three months and nine months ended September 30, 2004 and 2003 follows. Certain prior period amounts have been reclassified to conform to the current period's presentation.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

     The Company has one business segment, annuity operations, which consists of the sale and administration of deposit-type insurance contracts, such as fixed and variable annuities and universal life insurance contracts. The Company focuses primarily on the marketing of fixed annuity products.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts paid or accrued to the Company under this agreement totaled $1.3 million in 2004 and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $1.2 million was paid under a different agreement in 2003.

CRITICAL ACCOUNTING POLICIES

     The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs and other deferred expenses and valuation of the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.

     VALUATION OF CERTAIN FINANCIAL INSTRUMENTS: Gross unrealized losses on debt and equity securities available for sale amounted to $18.0 million at September 30, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).

     Securities in the Company's portfolio with a carrying value of approximately $473.2 million at September 30, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.

     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES: The Company amortizes deferred acquisition costs ("DAC") and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies over the estimated lives of the fund deposits on a straight-line basis. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, net spreads earned during the life of the contracts, costs of providing policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized on its annuity policies are revised. Increases in future EGPs may result from higher interest spread and/or lower surrender rate assumptions, while decreases in future EGPs may result from lower interest spread and/or higher surrender rate assumptions. DAC amortization for the current period is reduced when future EGPs are increased and increased when future EGPs are decreased. Approximately 69% of the Company's DAC balance at September 30, 2004 related to fixed annuity and universal life products and 31% related to variable annuity products.

     RESERVE FOR GUARANTEED BENEFITS: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits ("GMDB") and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgement, which can, at times, be subjective.

RESULTS OF OPERATIONS

     NET INCOME totaled $5.6 million in the third quarter of 2004 compared with $1.5 million in the third quarter of 2003. For the nine months ended September 30, 2004, net income amounted to $11.1 million, compared to $8.2 million in 2003.

     CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $2.0 million, net of tax, which is recognized in the statement of income and comprehensive income as a cumulative effect of accounting change for the nine months ended September 30, 2004.

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $9.4 million in the third quarter of 2004, compared with $2.5 million in the third quarter of 2003. For the nine months, pretax income before cumulative effect of accounting change totaled $22.1 million in 2004, compared to $13.8 million in 2003. The increase in the third quarter and nine months of 2004 compared to 2003 was primarily due to higher net investment spread, partially offset by higher DAC amortization and net realized investment losses.

     INCOME TAX EXPENSE totaled $3.8 million in the third quarter of 2004 compared with $1.0 million in the third quarter of 2003, $9.0 million in the nine months of 2004 and $5.7 million in the nine months of 2003 representing effective tax rates of 41%, 40%, 41% and 41%, respectively.

     NET INVESTMENT SPREAD, a non-GAAP measure, which represents investment income earned on invested assets less interest credited to fixed annuity contracts and universal life insurance contracts is a key measurement used by the Company in evaluating the profitability of its business. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.

     In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stock. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes cash collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

     An analysis of net investment spread and reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:

                                                               Three Months Ended    Nine Months Ended
                                                                 September 30,         September 30,
                                                              -------------------   -------------------
                                                                2004       2003       2004       2003
                                                              --------   --------   --------   --------
                                                                            (in thousands)
Investment income                                             $ 42,567   $ 29,797   $123,379   $ 81,558
Interest credited to fixed annuity contracts                   (23,124)   (17,057)   (67,216)   (45,364)
Interest credited to universal life insurance contracts         (2,726)    (2,793)    (8,147)    (8,283)
                                                              --------   --------   --------   --------
Net investment spread                                           16,717      9,947     48,016     27,911
Net realized investment gains (losses)                            (212)    (2,311)    (2,303)     2,391
Fee income, net of reinsurance                                   4,428      4,247     12,257     10,974
General and administrative expenses, net of deferrals           (1,951)    (1,267)    (6,580)    (5,544)
Amortization of DAC and other deferred expenses                 (7,917)    (7,050)   (24,320)   (18,300)
Annual commissions                                                (345)      (352)    (1,070)      (807)
Claims on UL contracts, net of reinsurance recoveries             (950)      (608)    (2,530)    (2,211)
Guaranteed benefits                                               (403)      (125)    (1,382)      (583)
                                                              --------   --------   --------   --------
Pretax income before cumulative effect of accounting change   $  9,367   $  2,481   $ 22,088   $ 13,831
                                                              ========   ========   ========   ========

     Net investment spread totaled $16.7 million in the third quarter of 2004, compared to $9.9 million in the third quarter of 2003. These amounts equal 2.09% on average invested assets (computed on a daily basis) of $3.20 billion in the third quarter of 2004 and 1.83% on average invested assets of $2.18 billion in the third quarter of 2003. For the nine months, net investment spread increased to $48.0 million in 2004 from $27.9 million in 2003 representing 2.06% of average invested assets of $3.11 billion in 2004 and 1.93% of average invested assets of $1.93 billion in 2003 on an annualized basis. The increase in the net investment spread rate was primarily due to the decline in overall rates paid in 2004 compared to 2003, as the Company issued new fixed annuities at rates below the prior year average rates.

     The components of net investment spread were as follows:

                                                       Three months ended        Nine months ended
                                                         September 30,             September 30,
                                                    -----------------------   -----------------------
                                                       2004         2003         2004         2003
                                                    ----------   ----------   ----------   ----------
                                                                      (in thousands)
Net investment spread                               $   16,717   $    9,947   $   48,016   $   27,911
Average invested assets                              3,197,305    2,176,691    3,114,340    1,927,491
Average interest-bearing liabilities                 3,019,150    2,087,403    2,934,747    1,821,448
Yield on average invested assets                          5.33%        5.48%        5.28%        5.64%
Rate paid on average interest-bearing liabilities         3.42         3.80         3.42         3.93
                                                    ----------   ----------   ----------   ----------
Difference between yield and interest rate paid           1.91%        1.68%        1.86%        1.71%
                                                    ==========   ==========   ==========   ==========
Net investment spread as a percentage of average
   invested assets                                        2.09%        1.83%        2.06%        1.93%
                                                    ==========   ==========   ==========   ==========

     Growth in average invested assets resulted primarily from sales of fixed annuities since June 30, 2003 through an increased number of fixed annuity distribution partners in New York. Changes in average invested assets also reflect sales of fixed account options of the Company's variable annuity products, and renewal deposits on its universal life products ("UL Deposits"). Sales of fixed annuities and fixed account options ("Fixed Annuity Deposits") and UL Deposits totaled $73.0 million in the third quarter of 2004 and $339.6 million in the third quarter of 2003, $362.0 million in the nine months of 2004 and $815.6 million in the nine months of 2003. The Company's fixed annuity sales have declined each quarter since the fourth quarter of 2003 due to the Company's pricing action in response to an extremely low interest rate environment, as well as the impact of increased rates on other competing savings alternatives, including bank certificates of deposit. In response to the low interest rate environment, the Company reduced the minimum rate paid on its fixed annuity products below the historically prevailing rate in order to maintain the appropriate margin. The Company does not intend to write business below its targeted rates of return to gain market and anticipates continued lower sales levels in Fixed Annuity Deposits in coming months until the interest rate environment improves.

     Net investment spreads include the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $178.2 million in the third quarter of 2004, compared with $89.3 million in the third quarter of 2003. For the nine months, average invested assets exceeded average interest-bearing liabilities by $179.6 million in 2004, compared with $106.0 million in 2003. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 1.91% in the third quarter of 2004, 1.68% in the third quarter of 2003, 1.86% in the nine months of 2004 and 1.71% in the nine months of 2003.

     Investment income (and the related yields on average invested assets) totaled $42.6 million (5.33%) in the third quarter of 2004, $29.8 million (5.48%) in the third quarter of 2003, $123.4 million (5.28%) in the nine months of 2004 and $81.6 million (5.64%) in the nine months of 2003. The decrease in the investment yield in 2004 compared to 2003 primarily reflects the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004. Expenses incurred to manage the investment portfolio amounted to $0.3 million in the third quarter of 2004, $0.2 million in the third quarter of 2003, $0.9 million in the nine months of 2004 and $0.5 million in the nine months of 2003. These expenses are included as a reduction of investment income in the statement of income and comprehensive income.

     Interest expense totaled $25.9 million in the third quarter of 2004 and $19.9 million in the third quarter of 2003. For the nine months, interest expense aggregated $75.4 million in 2004, compared with $53.6 million in 2003. The average rate paid on all interest-bearing liabilities was 3.42% in the third quarter of 2004 compared with 3.80% in the third quarter of 2003. For nine months, the average rate paid on all interest-bearing liabilities was 3.42% for 2004 and 3.93% for 2003. Interest-bearing liabilities averaged $3.02 billion during the third quarter of 2004, $2.09 billion during the third quarter of 2003, $2.93 billion during the nine months of 2004 and $1.82 billion during the nine months of 2003. The decline in overall rates paid in 2004 compared to 2003 resulted primarily from the impact of a lower interest rate environment, as the Company issued new fixed annuities at rates substantially below the prior year average rates.

     NET REALIZED INVESTMENT GAINS (LOSSES) totaled $0.2 million of losses in the third quarter of 2004, compared to $2.3 million in the third quarter of 2003 and include impairment writedowns of $0.04 million and $2.3 million, respectively. For the nine months, net realized investment losses totaled $2.3 million in 2004, compared with net realized investment gains of $2.4 million in 2003 and include impairment writedowns of $0.8 million and $2.6 million, respectively. Thus, net realized gains from sales and redemptions of investments totaled $0.2 million in the third quarter of 2004, compared to no realized gains or losses in the third quarter of 2003. For the nine months, net realized losses from sales and redemptions of investments totaled $1.5 million in 2004, compared to net realized gains of $5.0 million in 2003.

     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $131.5 million in the third quarter of 2004, $136.5 million in the third quarter of 2003, $519.2 million in the nine months of 2004 and $387.7 million in the nine months of 2003. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.02%, 0.00%, 0.07% and 0.35% of average invested assets in the third quarter of 2004, the third quarter of 2003, the nine months of 2004 and the nine months of 2003, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

     Impairment writedowns include $0.04 million, $2.3 million, $0.8 million and $2.6 million of provisions applied to bonds in the third quarter of 2004, the third quarter of 2003, the nine months of 2004 and the nine months of 2003, respectively. On an annualized basis, impairment writedowns represent 0.01%, 0.43%, 0.03% and 0.18% of average invested assets in the respective periods. For the twenty quarters ended September 30, 2004, impairment writedowns as an annualized percentage of average invested assets have ranged from 0.00% to 3.99% and have averaged 0.73%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

     VARIABLE ANNUITY POLICY FEES are primarily based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $2.2 million in the third quarter of 2004 and $2.1 million in the third quarter of 2003. For the nine months variable annuity policy fees totaled $6.6 million in 2004 and $6.0 million in 2003. The increased fees in 2004 as compared to 2003 primarily reflect the improved equity market conditions in early 2004 and the latter part of 2003, and the resulting favorable impact on market values of assets in the separate accounts. On an annualized basis, variable annuity policy fees represent 2.0%, of average variable annuity assets in all periods presented. Variable annuity assets averaged $438.3 million, $418.9 million, $444.2 million and $404.9 million during the respective periods. Sales of variable annuity products (which include deposits allocated to the fixed accounts) amounted to $18.2 million, $52.8 million, $71.7 million and $98.0 million in the third quarters and the nine months of 2004 and 2003, respectively. The decrease in 2004 is due to lower sales on certain products with features that have been discontinued.

     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, Federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").

     UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $1.5 million in the third quarters of 2004 and $1.8 million in the third quarter of 2003 net of reinsurance premiums of $1.7 million and $1.4 million respectively. For the nine months, universal life insurance policy fees totaled $3.6 million in 2004 and $3.8 million in 2003, net of reinsurance premiums of $5.7 million and $5.5 million respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life contracts as part of the acquisition of business from MBL Life Assurance Corporation on July 1, 1999 and does not actively market such contracts. Such fees represent annualized 2.6%, 3.0%, 2.1% and 2.2% of average reserves for universal life insurance contracts in the respective periods.

     SURRENDER CHARGES on fixed annuity, variable annuity and universal life contracts totaled $0.8 million in the third quarter of 2004 and $0.4 million in the third quarter of 2003. For the nine months, such surrender charges totaled $2.1 million in 2004 and $1.2 million in 2003. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $2.0 million in the third quarter of 2004 and $1.3 million in the third quarter of 2003. For the nine months, general administrative expenses totaled $6.6 million in 2004 and $5.5 million in 2003. The increase in 2004 results from significantly larger blocks of administrative expenses related to fixed contracts. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.

     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $7.9 million in the third quarter of 2004, compared to $7.1 million in the third quarter of 2003. For the nine months, such amortization totaled $24.3 million in 2004, compared to $18.3 million in 2003. The increase in amortization in 2004 was primarily related to the increase in investment spread from a growing block of fixed annuities, partially offset by the decrease in amortization related to the higher net realized investment losses.

     ANNUAL COMMISSIONS totaled $0.3 million in the third quarter of 2004 and $0.4 million in the third quarter of 2003. For the nine months, annual commissions totaled $1.1 million in 2004 and $0.8 million in 2003. Annual commissions represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's products. Substantially all of the Company's currently available annuity products allow for an annual commission payment option in return for a lower immediate commission.

     CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $1.0 million in the third quarters of 2004, compared to $0.6 million in 2003 (net of reinsurance recoveries of $ 2.1 million in the third quarter of 2004 and $1.2 million in the third quarter of 2003). For the nine months, such claims totaled $2.5 million in 2004, compared to $2.2 million in 2003 (net of reinsurance recoveries of $4.2 million in 2004 and $3.1 million in 2003).

     With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

     GUARANTEED BENEFITS on variable annuity contracts totaled $0.4 million in the third quarter of 2004 compared with $0.1 million in the third quarter of 2003. For the nine months, guaranteed benefits paid or accrued amounted to $1.4 million in 2004 and $0.6 million in 2003. Downturns in the equity markets could increase these expenses.

     Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the equity markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. On January 1, 2004, the Company recorded a liability for GMDB (see Note 2 of Notes to Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.

     Guaranteed minimum account value ("GMAV") is a feature the Company began offering on certain variable annuity products in June of 2004. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contracts, adjusted for subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Changes in the market value of the GMAV benefit is recorded in investment income in the accompanying statement of income and comprehensive income. In 2004, variable annuity deposits with the GMAV option were immaterial. However, they are expected to become a more significant component of future sales.

CAPITAL RESOURCES AND LIQUIDITY

     SHAREHOLDER'S EQUITY increased to $364.7 million at September 30, 2004 from $349.5 million at December 31, 2003, due to $11.1 million of net income and $4.1 million increase in unrealized gains, net of the effect on taxes and DAC.

     INVESTMENTS AND CASH at September 30, 2004 totaled $3.91 billion, compared with $3.17 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at September 30, 2004 and December 31, 2003:

                                     September 30, 2004        December 31, 2003
                                  -----------------------   -----------------------
                                     Fair      Percent of      Fair      Percent of
                                     Value      Portfolio      Value      Portfolio
                                  ----------   ----------   ----------   ----------
                                        (in thousands, except for percentages)
Bond Portfolio:

U.S. government securities        $   27,501       0.7%     $   18,054       0.6%
Mortgage-backed securities           733,643      18.8         587,080      18.5
Securities of public utilities       151,163       3.9         120,480       3.8
Corporate bonds and notes          1,593,515      40.7       1,414,062      44.6
Other debt securities                431,650      11.0         518,136      16.4
                                  ----------     -----      ----------     -----
Total Bond Portfolio               2,937,472      75.1       2,657,812      83.9

Mortgage loans                       267,377       6.8         215,521       6.8
Common stocks                            703       0.0             295       0.0
Cash and short-term investments       41,767       1.1         104,011       3.3
Securities lending collateral        631,107      16.1         154,756       4.9
Other                                 33,222       0.9          35,251       1.1
                                  ----------     -----      ----------     -----
Total investments and cash        $3,911,648     100.0%     $3,167,646     100.0%
                                  ==========     =====      ==========     =====

     The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

     THE BOND PORTFOLIO, which constituted 75% of the Company's total investment portfolio at September 30, 2004, had an aggregate fair value that was $53.2 million greater than its amortized cost at September 30, 2004, compared with $40.2 million at December 31, 2003. The increase in net unrealized gains on the Bond Portfolio during 2004 principally reflects the decline in prevailing interest rates and the corresponding effect on the fair value of the Bond Portfolio at September 30, 2004.

     At September 30, 2004, the Bond Portfolio had an aggregate fair value of $2.94 billion and an aggregate amortized cost of $2.88 billion. At September 30, 2004, the Bond Portfolio included $2.85 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch ("Fitch") or the National Association of Insurance Commissioners ("NAIC"), and $86.8 million of bonds rated by the Company pursuant to statutory ratings guidelines established by the NAIC. At September 30, 2004, approximately $2.82 billion of the Bond Portfolio was investment grade, including $761.1 million of mortgage-backed securities ("MBS") and U.S. government/agency securities.

     At September 30, 2004, the Bond Portfolio included $120.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 2.64% of the Company's total assets and approximately 3.08% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At September 30, 2004, the Company's non-investment-grade portfolio consisted of 47 issues with no single issuer representing more than 10% of the total non-investment-grade bond portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 27% concentrated in telecommunications, 17% concentrated in cyclical consumer products, 15% concentrated in financial institutions, 10% concentrated in transportation and 10% concentrated in basic industrial. No other industry concentration constituted more than 10% of these assets.

     The table on the following page summarizes the Company's rated bonds by rating classification as of September 30, 2004.

                      RATED BONDS BY RATING CLASSIFICATION
                             (Dollars in thousands)

                                              Issues not rated by S&P/Moody's/
     Issues rated by S&P/Moody's/Fitch             Fitch, by NAIC category                       Total
-------------------------------------------   --------------------------------   ------------------------------------
                                                                                                           Percent of
                                  Estimated      NAIC                Estimated                 Estimated      total
S&P/Moody's/Fitch    Amortized      fair      category   Amortized     fair       Amortized      fair       invested
   Category (1)        Cost         value        (2)        Cost       value        Cost         value       assets
-----------------   ----------   ----------   --------   ---------   ---------   ----------   ----------   ----------
AAA+ to A-
(Aaa to A3)
[AAA to A-]         $1,780,809   $1,811,352       1       $208,929    $215,655   $1,989,738   $2,027,007     51.82%

BBB+ to BBB-
(Baa1 to Baa3)
[BBB+ to BBB-]         599,527      614,145       2        171,605     175,873      771,132      790,018     20.20%

BB+ to BB-
(Ba1 to Ba3)
[BB+ to BB-]            53,377       54,053       3         30,963      31,456       84,340       85,509      2.19%

B+ to B-
(B1 to B3)
[B+ to B-]              28,242       24,463       4          1,600       2,028       29,842       26,491      0.68%

CCC+ to CCC-
(Caa1 to Caa3)
[CCC+ to CCC-]           8,304        6,627       5             --          --        8,304        6,627      0.17%

CC to D
(Ca to C)
[CC to D]                  730        1,079       6            155         741          885        1,820      0.05%
                    ----------   ----------               --------    --------   ----------   ----------

TOTAL RATED
   ISSUES           $2,470,989   $2,511,719               $413,252    $425,753   $2,884,241   $2,937,472
                    ==========   ==========               ========    ========   ==========   ==========

Footnotes to the table of Rated Bonds by Rating Classification

----------
(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1,2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's, and Fitch ratings if rated by multiple agencies.

(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $86.8 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.

     The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.

     Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:

     . Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;

     . The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

     . In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.

     The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.

     As a result of these policies, the Company recorded pretax impairment writedowns of $0.8 million and $2.6 million in the nine months of 2004 and 2003, respectively. No individual impairment loss exceeded 10% of the Company's net income for the nine months ended September 30, 2004.

     Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.

     At September 30, 2004, the fair value of the Company's Bond Portfolio aggregated $2.94 billion. Of this aggregate fair value, approximately 0.2% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of certain deferred acquisition costs and decreases in income taxes.

     At September 30, 2004, approximately $2.10 billion, at amortized cost, of the Bond Portfolio had a fair value of $2.17 billion resulting in an aggregate unrealized gain of $71.2 million. At September 30, 2004, approximately $783.1 million, at amortized cost, of the Bond Portfolio had a fair value of $765.1 million resulting in an aggregate unrealized loss of $18.0 million. One issuer accounted for 23% of unrealized losses. No other single issuer accounted for more than 10% of unrealized losses. Approximately 25%, 24%, and 18% of unrealized losses were on the financial institutions, transportation, and telecommunications industries, respectively. No other industry accounted for more than 10% of unrealized losses.

     The amortized cost of the Bond Portfolio in an unrealized loss position at September 30, 2004, by contractual maturity, is shown below.

                                                                  Amortized Cost
                                                                  --------------
                                                                  (in thousands)

Due in one year or less                                              $     --
Due after one year through five years                                 168,218
Due after five years through ten years                                312,335
Due after ten years                                                   302,527
                                                                     --------
Total                                                                $783,080
                                                                     ========

     The aging of the Bond Portfolio in an unrealized loss position at September 30, 2004 is shown below:

(dollars in      Less than or Equal to 20%         Greater than 20% to 50%
thousands)           of Amortized Cost                 of Amortized Cost
-----------   ------------------------------   ------------------------------
              Amortized   Unrealized           Amortized   Unrealized
Months           Cost        Loss      Items      Cost        Loss      Items
-----------   ---------   ----------   -----   ---------   ----------   -----
Investment
Grade Bonds
    0-6        $524,375    $ (6,050)     83      $   --      $    --      --
    7-12        100,261      (2,681)     20          --           --      --
    >12         103,263      (1,808)     21          --           --      --
               --------    --------     ---      ------      -------     ---
   Total       $727,899    $(10,539)    124      $   --      $    --      --
               --------    --------     ---      ------      -------     ---
Below
Investment
Grade Bonds
    0-6        $ 27,998    $ (1,032)      9      $  350      $  (121)      1
    7-12         11,703        (523)      1          --           --      --
    >12              --          --      --       7,086       (1,674)      4
               --------    --------     ---      ------      -------     ---
   Total       $ 39,701    $ (1,555)     10      $7,436      $(1,795)      5
               --------    --------     ---      ------      -------     ---
Total Bonds
    0-6        $552,373    $ (7,082)     92      $  350      $  (121)      1
    7-12        111,964      (3,204)     21          --           --      --
    >12         103,263      (1,808)     21       7,086       (1,674)      4
               --------    --------     ---      ------      -------     ---
   Total       $767,600    $(12,094)    134      $7,436      $(1,795)      5
               --------    --------     ---      ------      -------     ---

(dollars in          Greater than 50%
thousands)           of Amortized Cost                      Total
-----------   ------------------------------   ------------------------------
              Amortized   Unrealized           Amortized   Unrealized
Months           Cost        Loss      Items      Cost        Loss      Items
-----------   ---------   ----------   -----   ---------   ----------   -----
Investment
Grade Bonds
    0-6         $   --      $    --     $--     $524,375    $ (6,050)     83
    7-12            --           --      --      100,261      (2,681)     20
    >12             --           --      --      103,263      (1,808)     21
                ------       ------     ---     --------    --------     ---
   Total        $   --      $    --     $--     $727,899    $(10,539)    124
                ------       ------     ---     --------    --------     ---
Below
Investment
Grade Bonds
    0-6         $   --      $    --      --     $ 28,348    $ (1,153)     10
    7-12            --           --      --       11,703        (523)      1
    >12          8,044       (4,124)      1       15,130      (5,798)      5
                ------      -------     ---     --------    --------     ---
   Total        $8,044      $(4,124)      1     $ 55,181    $ (7,474)     16
                ------      -------     ---     --------    --------     ---
Total Bonds
    0-6         $   --      $    --      --     $552,723    $ (7,203)     93
    7-12            --           --      --      111,964      (3,204)     21
    >12          8,044       (4,124)      1      118,393      (7,606)     26
                ------      -------     ---     --------    --------     ---
   Total        $8,044      $(4,124)      1     $783,080    $(18,013)    140
                ------      -------     ---     --------    --------     ---

     In 2004, the pretax realized losses incurred with respect to the sale of fixed securities in the Bond Portfolio were $1.5 million. The aggregate fair value of securities sold was $146.3 million, which was approximately 97.4% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 15 months.

     The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at September 30, 2004 was approximately $473.2 million.

     The methodology used to estimate fair value of non-traded fixed income investments is by reference to traded securities with similar attributes and using a matrix pricing methodology. This technique takes into account such factors as the industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer and other relevant factors. The change in fair value is recognized as a component of other comprehensive income.

     For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". The change in carrying value is recognized in income.

     Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.

     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $109.9 million at September 30, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At September 30, 2004, Secured Loans consisted of $52.2 million of privately traded securities and $57.7 million of publicly traded securities. These Secured Loans are composed of loans to borrowers spanning 9 industries, with 68% of these assets concentrated in the utilities industry. No other industry concentration constituted more than 10% of these assets.

     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, Fitch, the NAIC or by the Company, pursuant to comparable statutory ratings guidelines established by the NAIC.

     MORTGAGE LOANS aggregated $267.4 million at September 30, 2004 and consisted of 77 commercial first mortgage loans with an average loan balance of approximately $3.5 million, collateralized by properties located in 26 states. Approximately 40% of this portfolio was office, 24% was multifamily residential, 16% was industrial, 14% was retail and 6% was other types. At September 30, 2004, approximately 26% and 15% of this portfolio was secured by properties located in California and New York, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At September 30, 2004, six mortgage loans had an outstanding balance of $10 million or more, which collectively aggregated approximately 30% of this portfolio. At September 30, 2004, approximately 17% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2007. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.

     At September 30, 2004, approximately 13% of the mortgage loans were seasoned loans underwritten to the Company's standards and purchased at or near par from other financial institutions. Such loans generally have higher average interest rates than loans that could be originated today. The balance of the mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the seasoned nature of the Company's mortgage loan portfolio and its strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

     POLICY LOANS totaled $33.2 million at September 30, 2004, compared to $35.3 million at December 31, 2003, and primarily represent loans taken against universal life insurance policies.

     SECURITIES LENDING COLLATERAL totaled $631.1 million at September 30, 2004, compared to $154.8 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality. Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.

     ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates, and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 82% of the Company's fixed annuity and universal life reserves had surrender penalties or other restrictions at September 30, 2004.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; and policy loans. At September 30, 2004, these assets had an aggregate fair value of $3.30 billion with an option-adjusted duration of 4.8 years. The Company's fixed-rate liabilities include fixed annuity, fixed options of variable annuities and universal life insurance contracts. At September 30, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $3.00 billion with an option-adjusted duration of 5.2 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its September 30, 2004 levels is a loss of approximately $0.9 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

     Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract holder behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.

     A significant portion of the Company's fixed annuity contracts (including the fixed option of variable contracts) have reached or are near the minimum contractual guaranteed rate (generally 3%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate. In 2003, the State of New York adopted legislation reducing the minimum contractual rate that can be credited to policyholders on new contracts to 1.5%. As a result, certain contracts issued in 2004 and 2003 had a 1.5% minimum contractual guaranteed rate. This will not impact the previously issued contracts.

     The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and

Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during the nine months ended September 30, 2004 and the three years ended December 31, 2003 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:

                                                       Nine months ended
                                                         September 30,     Year ended December 31,
                                                       -----------------   -----------------------
                                                             2004            2003   2002   2001
                                                       -----------------     ----   ----   ----
Average 10-year U.S. Treasury bond rate:                     4.29%           4.01%  4.61%  5.02%
First SunAmerica Life Insurance Company:
   Average yield on Bond Portfolio                           5.28            5.77   6.98   7.01
   Rate paid on average interest-bearing liabilities         3.42            3.84   4.39   4.70

     The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of MBS by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral.

     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $1.6 million of bonds at September 30, 2004, and constituted less than 0.04% of total invested assets. At December 31, 2003, defaulted investments totaled $0.2 million of bonds and constituted less than 0.01% of total invested assets.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, repo capacity on invested assets and if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows. At September 30, 2004, approximately $2.17 billion of the Bond Portfolio had an aggregate unrealized gain of $71.2 million while approximately $765.1 million of the Bond Portfolio had an aggregate unrealized loss of $18.0 million. In addition, the Company's investment portfolio currently provides approximately $23.8 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.

     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

     If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

     Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.

RECENTLY ISSUED ACCOUNTING STANDARDS

     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". (For further discussion see Note 2 of Notes to Financial Statements.)

REGULATION

     The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk-based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single policy, deposits of securities for the benefit of policyholders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of policyholders rather than security holders.

     Risk based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of September 30, 2004.

     The federal government does not directly regulate the business of insurance, however, the Company and its products are governed by federal agencies, including the SEC, the Internal Revenue Service and the self-regulatory organization, the National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in ERISA regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

     Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending at the SEC, the NASD and on a federal level, which could have an impact on the business of the Company.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations on pages 23 to 24 herein.

DISCLOSURE CONTROLS AND PROCEDURES

     The Company's disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934, as amended (Exchange Act), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure. The Company's management, with the participation of the Company's Chief Executive Officer and Chief Financial Officer, have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on the evaluation, the Company's Chief Executive Officer and Chief Financial Officer concluded that the disclosure controls and procedures provide reasonable assurance of effectiveness as of the end of the period covered by this report. In addition, there has been no change in the Company's internal control over financial reporting that occurred during the fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.